File No. 33-70590
                                                  File No. 811-8088

                                  SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12


                              Oak Ridge Funds, Inc.
                (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                        OAK RIDGE SMALL CAP EQUITY FUND
                        OAK RIDGE LARGE CAP EQUITY FUND
                   (each, a series of Oak Ridge Funds, Inc.)
                      10 South LaSalle Street, Suite 1050
                            Chicago, Illinois 60603


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS



                        SCHEDULED FOR FEBRUARY 10, 2004


   This is the formal agenda for each fund's shareholder meeting (the "Meeting"). It tells you what matters will be voted on and the time and place of the Meeting, in case you want to attend in person.

To the shareholders of Oak Ridge Small Cap Equity Fund and Oak Ridge Large Cap Equity Fund (each, "your fund"):


   A joint shareholders meeting for the funds will be held at the offices of Oak Ridge Investments, LLC, 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603 on February 10, 2004 at 10:00 a.m., Central time, and any adjournment or postponement thereof to consider the following:


For shareholders of Oak Ridge Small Cap Equity Fund


   1. A proposal to approve an Agreement and Plan of Reorganization between Oak Ridge Small Cap Equity Fund and Pioneer Oak Ridge Small Cap Growth Fund ("Pioneer Small Cap Fund"). Under this Agreement, your fund will transfer all of its assets to Pioneer Small Cap Fund in exchange for Class A and C shares of Pioneer Small Cap Fund, a newly created fund with substantially similar investment objective and policies as your fund. Class A and C shares of Pioneer Small Cap Fund will be distributed to your fund's shareholders in proportion to their Class A and C holdings on the reorganization date. Pioneer Small Cap Fund also will assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and certain liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. Your fund's current investment adviser will act as subadviser to Pioneer Small Cap Fund. Your board of directors recommends that you vote FOR this proposal.


For shareholders of Oak Ridge Large Cap Equity Fund


   2. A proposal to approve an Agreement and Plan of Reorganization between Oak Ridge Large Cap Equity Fund and Pioneer Oak Ridge Large Cap Growth Fund ("Pioneer Large Cap Fund"). Under this Agreement, your fund will transfer all of its assets to Pioneer Large Cap Fund in exchange for Class A shares of Pioneer Large Cap Fund, a newly created fund with substantially similar investment objective and policies as your fund. Class A shares of Pioneer Large Cap Fund will be distributed to your fund's shareholders in proportion to their Class A holdings on the reorganization date. Pioneer Large Cap Fund also will assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and certain liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. Your fund's current investment adviser will act as subadviser to Pioneer Large Cap Fund. Your board of directors recommends that you vote FOR this proposal.


For both funds

   3. Any other business that may properly come before the Meeting and any adjournment or postponement thereof.


   Shareholders of record as of the close of business on January 5, 2004 are entitled to vote at the Meeting and any adjournment or postponement thereof.


   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, THE FUND MAY BE REQUIRED TO MAKE ADDITIONAL SOLICITATIONS.


                                             By order of the board of directors,


                                             John Peters
                                             Secretary


January 9, 2004



                                                                   14524-00-1103

                           JOINT PROXY STATEMENT OF


                        OAK RIDGE SMALL CAP EQUITY FUND
                      (a series of Oak Ridge Funds, Inc.)
            ("Small Cap Fund," an "Oak Ridge Fund," or "your fund")

                                      AND


                        OAK RIDGE LARGE CAP EQUITY FUND
                      (a series of Oak Ridge Funds, Inc.)
            ("Large Cap Fund," an "Oak Ridge Fund," or "your fund")

     The address and telephone number of the Oak Ridge Funds are 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603 and 1-800-407-7298.


                                  PROSPECTUS


                       FOR CLASS A AND CLASS C SHARES OF
                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                     (a series of Pioneer Series Trust I)
                 ("Pioneer Small Cap Fund" or a "Pioneer Fund")



                                  PROSPECTUS


                             FOR CLASS A SHARES OF
                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     (a series of Pioneer Series Trust I)
                 ("Pioneer Large Cap Fund" or a "Pioneer Fund")


   The address and telephone number of the Pioneer Funds are 60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265.

   This proxy statement and prospectus contains the information you should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.



--------------------------------------------------------------------------------------------
                  Acquired Fund         Acquiring Fund         Shareholders Entitled to Vote
--------------------------------------------------------------------------------------------
 Proposal 1     Small Cap Fund     Pioneer Small Cap Fund     Small Cap Fund shareholders
--------------------------------------------------------------------------------------------
 Proposal 2     Large Cap Fund     Pioneer Large Cap Fund     Large Cap Fund shareholders
--------------------------------------------------------------------------------------------

How Each Reorganization Will Work

   o Each Oak Ridge Fund will transfer all of its assets to the corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Oak Ridge Fund's liabilities that are included in the calculation of the Oak Ridge Fund's net assets at the closing and certain liabilities with respect to the Oak Ridge Fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value.

   o Pioneer Small Cap Fund will issue Class A and Class C shares to Small Cap Fund in amounts equal to the aggregate net asset value attributable to Small Cap Fund's Class A and Class C shares. These shares will be distributed to your fund's shareholders in proportion to their holdings of the respective class of shares on the reorganization date. As of the close of the reorganization, you will hold the same number and class of shares of Pioneer Small Cap Fund as you held in your fund immediately before the reorganization and the aggregate net asset value of such shares will be the same as the net asset value of your shares of your fund on the reorganization date.

   o Pioneer Large Cap Fund will issue Class A shares to the Large Cap Fund in an amount equal to the aggregate net asset value of Large Cap Fund's net assets. These shares will be distributed to your fund's shareholders in proportion to their holdings of Large Cap Fund on the reorganization date. As of the close of the reorganization, you will hold the same number of shares of Pioneer Large Cap Fund as you held in your fund immediately before the reorganization and the aggregate net asset value of such shares will be the same as the net asset value of your shares of your fund on the reorganization date.

   o Each Oak Ridge Fund will be dissolved and fund shareholders will become shareholders of the corresponding Pioneer Fund.

   o Pioneer Investment Management, Inc. ("Pioneer") will act as investment adviser to each Pioneer Fund. Your fund's current investment adviser, Oak Ridge Investments, LLC ("Oak Ridge"), will act as subadviser to each Pioneer Fund. Pioneer has agreed to limit Pioneer Small Cap Fund's total operating expenses (other than extraordinary expenses) for Class A shares until November 30, 2004 to 1.75% of average daily net assets and has agreed to reduce the total expense ratio for the Class C shares of Pioneer Small Cap Fund to the extent operating expenses are reduced for the Class A shares. Pioneer has agreed to limit Pioneer Large Cap Fund's total operating expenses (other than extraordinary expenses) for Class A shares until November 30, 2004 to 1.50% of average daily net assets. Pioneer is not required to limit the Pioneer Funds' expenses after November 30, 2004.

   o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to any of the Pioneer Funds, the Oak Ridge Funds or the shareholders of the Oak Ridge Funds.

   An investment in either Pioneer Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Why Your Fund's Directors are Recommending the Reorganization

   The directors of your funds believe that reorganizing your funds into portfolios with substantially similar investment policies that are part of the Pioneer family of funds and that are subadvised by Oak Ridge offers you potential benefits. These potential benefits include:

   o The potential to attract additional assets, which may reduce per share operating expenses of the Pioneer Funds in the long term;

   o Continuity of portfolio management, since Oak Ridge will be the subadviser to each Pioneer Fund;

   o  Pioneer's experience and resources in managing mutual funds;

   o Pioneer's commitment until November 30, 2004 to limit the total operating expenses of each Pioneer Fund; and

   o The exchange privileges and services offered to shareholders of each of the Pioneer Funds.

   Therefore, your funds' directors recommend that you vote FOR the reorganization.

--------------------------------------------------------------------------------------------------------------------------------
 Where to Get More Information
--------------------------------------------------------------------------------------------------------------------------------
 Each Oak Ridge Funds' combined prospectus dated March 31,        Available to you free of charge by calling 1-800-407-7298.
 2003.                                                            This prospectus, which is also on file with the Securities and
                                                                  Exchange Commission ("SEC"), is incorporated by reference
                                                                  into this proxy statement and prospectus.
--------------------------------------------------------------------------------------------------------------------------------
 Each Oak Ridge Funds' annual and semiannual reports to           Available to you free of charge by calling 1-800-407-7298.
 shareholders.                                                    Also on file with the SEC. See "Available Information."
--------------------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Fund's preliminary prospectus dated            Available to you free of charge by calling 1-800-225-6292.
 October   , 2003 and Pioneer Large Cap Fund's preliminary        These prospectuses are also on file with the SEC.
 prospectus dated October   , 2003.
--------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this joint proxy       Available to you free of charge by calling 1-800-225-6292.
 statement and prospectus (the "SAI") dated January 9, 2004.      Also on file with the SEC. This statement of additional
 It contains additional information about the funds and Pioneer   information is incorporated by reference into this proxy
 Small Cap Fund and Pioneer Large Cap Fund.                       statement and prospectus.
--------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this proxy statement and prospectus.      Call your fund's toll-free telephone number: 1-800-407-7298.
--------------------------------------------------------------------------------------------------------------------------------

   The date of this proxy statement and prospectus is January 9, 2004.

                               TABLE OF CONTENTS


                                                                                         Page
                                                                                        -----
Introduction ........................................................................     3
Proposal 1 -- Small Cap Fund ........................................................     4
 Summary ............................................................................     4
 Proposal to Approve Agreement and Plan of Reorganization ...........................    12
 Capitalization .....................................................................    15
 Board's Evaluation and Recommendation ..............................................    15
Proposal 2 -- Large Cap Fund ........................................................    16
 Summary ............................................................................    16
 Proposal to Approve Agreement and Plan of Reorganization ...........................    23
 Capitalization .....................................................................    26
 Board's Evaluation and Recommendation ..............................................    26
Voting Rights and Required Vote .....................................................    26
Additional Information About the Pioneer Funds ......................................    27
Material Provisions of the Management Agreements and the Sub-Advisory Agreements ....    32
Comparison of Maryland Corporation and Delaware Statutory Trust .....................    36
Financial Highlights ................................................................    38
Information Concerning the Meeting ..................................................    41
Ownership of Shares of the Funds ....................................................    42
Experts .............................................................................    42
Available Information ...............................................................    42
Exhibit A -- Agreement and Plan of Reorganization ...................................   A-1


                                 INTRODUCTION


   This proxy statement and prospectus is being used by the Oak Ridge Funds' board of directors to solicit proxies to be voted at a joint special meeting (the "Meeting") of each of the Oak Ridge Fund's shareholders. This Meeting will be held at the offices of Oak Ridge Investments, LLC, 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603, on February 10, 2004 at 10:00 a.m., Central time and any adjournment or postponement thereof. The purpose of the Meeting is to consider proposals to approve the Agreements and Plans of Reorganization providing for the reorganization of the Oak Ridge Funds into the corresponding Pioneer Funds. The Pioneer Funds are newly created mutual funds established to carry on the business of the Oak Ridge Funds and are not yet operational and have no assets. This proxy statement and prospectus is being mailed to Oak Ridge Fund shareholders on or about January 9, 2004.



Who is Eligible to Vote?


   Shareholders of record on January 5, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  PROPOSAL 1

  Approval of Agreement and Plan of Reorganization between Oak Ridge Small Cap
              Equity Fund (as defined above, "Small Cap Fund") and
                     Pioneer Oak Ridge Small Cap Growth Fund
                  (as defined above, "Pioneer Small Cap Fund")

                                    SUMMARY

   The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.

            Comparison of Small Cap Fund to Pioneer Small Cap Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                 Small Cap Fund                                Pioneer Small Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
 Business                     A diversified series of Oak Ridge Funds, Inc.,     A newly organized diversified series of Pioneer
                              an open-end investment management company          Series Trust I, an open-end investment
                              organized as a Maryland corporation.               management company organized as a
                                                                                 Delaware statutory trust.
                              ----------------------------------------------------------------------------------------------------
                              For information on the differences between a Maryland corporation and a Delaware statutory trust, please see the section "Comparison of Maryland Corporation and Delaware Statutory Trust" below.
----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of             $16.23 million                                     None. The Pioneer Small Cap Fund is newly
 December 31, 2003                                                               organized and does not expect to commence
                                                                                 investment operations until the reorganization
                                                                                 occurs.
----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers          Investment adviser:                                Investment adviser
 and portfolio managers       Oak Ridge Investments, LLC (as defined above,      Pioneer Investment Management, Inc. (as
                              "Oak Ridge")                                       defined above, "Pioneer")

                              Portfolio Manager:                                 Investment subadviser:
                              David M. Klaskin, Chairman (since 1998),           Oak Ridge
                              Treasurer and Chief Investment Officer
                              (since 1989) of Oak Ridge.                         Portfolio Managers:
                                                                                 David M. Klaskin, Chairman (since 1998),
                                                                                 Treasurer and Chief Investment Officer
                                                                                 (since 1989) of Oak Ridge and lead manager
                                                                                 of the fund.

                                                                                 Robert G. McVicker, Portfolio Manager and
                                                                                 Director of Research at Oak Ridge.
----------------------------------------------------------------------------------------------------------------------------------
 Annual operating expenses    Small Cap Fund's total operating expenses for      Pioneer Small Cap Fund's total operating
 as a percentage of average   Class A Shares were 2.49% and net operating        expenses for Class A shares are estimated to be
 net assets                   expenses (after giving effect to the expense       1.86% and net operating expenses (after giving
                              limitation) were 2.00% for the fiscal year         effect to the expense limitation) are estimated
                              ended November 30, 2003.                           to be 1.75% for the coming fiscal year.

                              Small Cap Fund's total operating expenses for      Pioneer Small Cap Fund's total operating
                              Class C shares were 3.24% and net operating        expenses for Class C shares are estimated to be
                              expenses after giving effect to the expense        2.61% and net operating expenses after giving
                              limitation were 2.75% for the fiscal year ended    effect to the expense limitation are estimated to
                              November 30, 2003.                                 be 2.50% for the coming fiscal year.
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                             Small Cap Fund                               Pioneer Small Cap Fund
---------------------------------------------------------------------------------------------------------------------------
 Investment objectives    Each fund seeks capital appreciation. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
---------------------------------------------------------------------------------------------------------------------------
 Primary investments      Each fund invests primarily in equity securities of small capitalization U.S. companies (i.e., companies with a market capitalization of $2 billion or less at the time of purchase).
                          -------------------------------------------------------------------------------------------------
                          Under normal market conditions, at least 80%        Under normal market conditions, at least 80%
                          of net assets in equity securities of small         of total assets in equity securities of small
                          capitalization U.S. companies.                      capitalization U.S. companies.
---------------------------------------------------------------------------------------------------------------------------
 Investment Strategies    For each fund, Oak Ridge uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. When making purchase decisions for the fund, Oak Ridge uses a disciplined approach that involves three primary components:

                          o Research: Oak Ridge analyzes research on potential investments from a wide variety of sources, including internally-generated analysis and research provided by institutions and the brokerage community. Oak Ridge supplements this analysis with information derived from business and trade publications, SEC filings, corporate contacts, industry conferences and discussions with company management.

                          o Fundamentals: Once a potential investment is identified, Oak Ridge considers whether the company possesses certain attributes that Oak Ridge believes a "buy" candidate should possess relating to, among other things, (1) growth of sales and earnings, (2) earnings power, trends and predictability, (3) quality of management, (4) competitive position of products and/or services, (5) fundamentals of the industry in which the company operates and (6) the ability to benefit from economic and political trends affecting the company.

                          o Valuation: Finally, Oak Ridge values companies by considering, among other factors, price-to-
                            sales ratios and price-to-earnings ratios within a peer group.

                          From this process, Oak Ridge constructs a list of securities for the fund to purchase.

                          Oak Ridge makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.
---------------------------------------------------------------------------------------------------------------------------
 Other investments        Small Cap Fund may invest up to 5% of its net       Pioneer Small Cap Fund may invest up to
                          assets in each of the following: (1) convertible    20% of its assets in debt securities of U.S.
                          securities, (2) investment grade debt securities,   corporate and governmental issuers. The fund
                          (3) repurchase agreements, (4) warrants, and        generally acquires debt securities that are
                          (5) preferred stocks.                               rated investment grade, but may invest up to
                                                                              5% of its net assets in below investment
                                                                              grade debt securities.
---------------------------------------------------------------------------------------------------------------------------
 Temporary strategies     Small Cap Fund may invest up to 35% of its          Pioneer Small Cap Fund may invest up to
                          assets in cash and cash equivalents.                100% of its assets in securities with
                                                                              remaining maturities of less than one year,
                                                                              cash equivalents or may hold cash.
---------------------------------------------------------------------------------------------------------------------------
 Diversification          Each fund is diversified for the purpose of the Investment Company Act of 1940 (the
                          "Investment Company Act"), and each fund is subject to diversification requirements under the
                          Internal Revenue Code of 1986 (the "Code").
---------------------------------------------------------------------------------------------------------------------------
 Industry Concentration   Each fund may not invest more than 25% of its assets in any one industry.
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Small Cap Fund                                 Pioneer Small Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
 Restricted and Illiquid     Small Cap Fund may not invest more than 5%           Pioneer Small Cap Fund may not invest more
 Securities                  of its net assets in securities which are illiquid   than 15% of its net assets in securities which
                             (not readily marketable).                            are illiquid and other securities which are not
                                                                                  readily marketable.
----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                   Small Cap Fund may not borrow money except           Pioneer Small Cap Fund may not borrow
                             from banks for temporary or emergency                money, except on a temporary basis and to
                             purposes (but not for the purpose of                 the extent permitted by applicable law, as
                             purchasing investments) and then, only in an         amended and interpreted or modified from
                             amount not to exceed 33-1/3% of the value of         time to time by any regulatory authority
                             the fund's net assets at the time the borrowing      having jurisdiction. Under current regulatory
                             is incurred; provided, however, the fund may         requirements, the fund may: (a) borrow from
                             engage in transactions in options, futures           banks or through reverse repurchase
                             contracts and options on futures contracts. The      agreements in an amount up to 33-1/3% of the
                             fund may not purchase securities when                fund's total assets (including the amount
                             borrowings exceed 5% of its total assets.            borrowed); (b) borrow up to an additional 5%
                                                                                  of the fund's assets for temporary purposes;
                                                                                  (c) obtain such short-term credits as are
                                                                                  necessary for the clearance of portfolio
                                                                                  transactions; (d) purchase securities on
                                                                                  margin to the extent permitted by applicable
                                                                                  law; and (e) engage in transactions in
                                                                                  mortgage dollar rolls that are accounted for as
                                                                                  financings.
----------------------------------------------------------------------------------------------------------------------------------
 Lending                     Small Cap Fund may lend portfolio securities         Pioneer Small Cap Fund may lend portfolio
                             with a value that may not exceed 5% of the           securities with a value that may not exceed
                             value of its total assets.                           33-1/3% of the value of its assets.
----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments      Small Cap Fund may utilize derivative                Pioneer Small Cap Fund may utilize derivative
                             instruments for hedging purposes and for             instruments for hedging purposes and for
                             managing risks, but not for speculation.             speculative purposes.
----------------------------------------------------------------------------------------------------------------------------------
 Other investment            As described above, the funds have substantially similar principal investment strategies and
 policies and restrictions   policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
----------------------------------------------------------------------------------------------------------------------------------
                                                             Buying, Selling and Exchanging Shares
----------------------------------------------------------------------------------------------------------------------------------
 Sales charges               Class A shares of Small Cap Fund are subject         The Class A and Class C Shares of Pioneer
                             to a front-end sales charge of up to 4.25%.          Small Cap Fund you receive in the
                             Class C shares of the fund are not subject to        reorganization will not be subject to any sales
                             any initial or deferred sales charge.                charge, including any deferred sales charge.

                                                                                  Except as described above, Class A shares of
                                                                                  Pioneer Small Cap Fund are subject to a
                                                                                  front-end sales charge of up to 5.75% and
                                                                                  Class C shares are subject to a front-end sales
                                                                                  charge of up to 1% and a deferred sales
                                                                                  charge of up to 1%.

                                                                                  Pioneer Small Cap Fund also offers several
                                                                                  other classes of shares which are subject to
                                                                                  different sales charges and Rule 12b-1 fees.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              Small Cap Fund                                 Pioneer Small Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
 Management and             Small Cap Fund pays an advisory fee on an         Pioneer Small Cap Fund will pay Pioneer a
 administration fees and    annual basis equal to 0.75% of the fund's         management fee equal to 0.85% annually of
 overall expenses           average daily net assets. In addition, the fund   average daily net assets up to $1 billion and
                            pays a separate fee for administration, fund      0.80% annually for average daily net assets in
                            accounting and transfer agency services to U.S.   excess of $1 billion. In addition, the fund
                            Bancorp Fund Services, LLC ("U.S. Bancorp").      reimburses Pioneer for certain fund accounting
                                                                              and legal expenses incurred on behalf of the
                            Oak Ridge has agreed, until March 31, 2004, to    fund and pays a separate shareholder servicing/
                            limit the fund's ordinary operating expenses per  transfer agency fee to Pioneer Investment
                            Class A share to 2.00% and per Class C share      Management Shareholder Services, Inc.
                            to 2.75%. For the fiscal year ended               ("PIMSS"), an affiliate of Pioneer.
                            November 30, 2003, Small Cap Fund's
                            expenses, without giving effect to such           Pioneer pays the fee of Oak Ridge as the
                            limitation, would have been 2.49% per Class A     subadviser to Pioneer Small Cap Fund.
                            Share and 3.24% per Class C Share.
                                                                              Until November 30, 2004, Pioneer has agreed
                                                                              to limit Pioneer Small Cap Fund's ordinary
                                                                              operating expenses per Class A share (other
                                                                              than extraordinary expenses) to 1.75% of
                                                                              average daily net assets. The portion of
                                                                              ordinary operating expenses attributable to
                                                                              Class C shares will be limited to the extent
                                                                              such expenses are reduced for the Class A
                                                                              shares. For the coming fiscal year, Pioneer
                                                                              Small Cap Fund's ordinary operating expenses
                                                                              per Class A share and Class C share, without
                                                                              giving effect to such limitation, are estimated to
                                                                              be 1.86% and 2.61%, respectively.
----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   For each fund, Class A shares are subject to a Rule 12b-1 fee equal to 0.25% annually of
 (Rule 12b-1) fee           average daily net assets. Class C shares are subject to a Rule 12b-1 fee equal to 1.00% annually of average daily net assets.
----------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares directly through Small         Subject to sales charges except as noted
                            Cap Fund's transfer agent or other financial      above (see "sales charges"), you may buy
                            intermediaries as described in detail in the      shares from any investment firm that has a
                            fund's prospectus.                                sales agreement with Pioneer Funds
                                                                              Distributor, Inc. ("PFD"), Pioneer Small Cap
                                                                              Fund's distributor.
----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         You may only exchange Class A shares of           You may exchange shares of Pioneer Small
                            Small Cap Fund with Class A shares of Large       Cap Fund without incurring an exchange fee
                            Cap Fund. An exchange is not subject to an        with more than 20 other Pioneer Funds. An
                            exchange fee. Class C shares have no              exchange generally is treated as a sale and a
                            exchange privilege. An exchange generally is      new purchase of shares for federal income
                            treated as a sale and a new purchase of shares    tax purposes.
                            for federal income tax purposes.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Small Cap Fund                             Pioneer Small Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
 Selling shares   For each fund, shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
----------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the   Normally, your investment firm will send your
                  fund directly.                               request to sell shares to PIMSS. You can also
                                                               sell your shares by contacting Pioneer Small
                                                               Cap Fund directly if your account is registered
                                                               in your name.

                                                               If the Class C shares you are selling are
                                                               subject to a deferred sales charges, it will be
                                                               deducted from the sale proceeds. However,
                                                               Class A and Class C shares you receive in the
                                                               reorganization are not subject to a deferred
                                                               sales charge.
----------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

   Because each fund has the same portfolio manager and a substantially similar investment objective, policies and strategies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

   o  The stock market goes down (this risk may be greater in the short term);

   o  Growth stocks fall out of favor with investors;

   o  Small capitalization stocks fall out of favor with investors; and

   o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect.

   The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their common stocks, are likely to:

   o Be more sensitive to changes in the economy, earnings results and investor expectations;

   o  Have more limited product lines and capital resources;

   o  Have less information about the company available in the market;

   o  Experience sharper swings in market values;

   o Be harder to sell at the times and prices the subadviser thinks appropriate; and

   o  Offer greater potential for gain and loss

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.


Other Consequences of the Reorganization

   The funds each pay monthly management fees equal to the following annual percentages of average daily net assets:



--------------------------------------------------------------------------------
 Small Cap Fund                     Pioneer Small Cap Fund
 Management Fee                         Management Fee
--------------------------------------------------------------------------------
    0.75%          0.85% -- for average daily net assets up to $1 billion
                   0.80% -- for average daily net assets over $1 billion
--------------------------------------------------------------------------------

   The annual management fee rate payable by Pioneer Small Cap Fund (without giving effect to expense limitations) is greater than the rate paid by your fund. As subadviser to Pioneer Small Cap Fund, Oak Ridge will receive subadvisory fees which are lower, expressed as a percentage of the fund's net assets, than the fee that Oak Ridge currently receives from your fund. Whether the fees Oak Ridge will receive from Pioneer in the future for acting as subadviser are higher on an absolute basis than the fees that Oak Ridge has historically received from your fund will depend upon the net asset value of the fund in the future and would be lower unless Pioneer Small Cap Fund grows in size. See "Material Provisions of the Management Contracts and Subadvisory Agreements." In addition to the advisory fee, your fund pays administration, fund accounting and transfer agency fees to U.S. Bancorp that vary with the size of the fund and other factors, and were, collectively, 1.01% of average daily net assets during the fund's most recent fiscal year (without giving effect to the expense limitations). Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Small Cap Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A and Class C shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer will pay Oak Ridge its subadvisory fee.

   For its most recent fiscal year, your fund's per share operating expenses were 2.49% of average daily net assets (before waiver of fees or reimbursement of expenses) for Class A shares and 3.24% of average daily net assets (before waiver of fees or reimbursement of expenses) for Class C shares. Oak Ridge has agreed, until March 31, 2004, to waive its management fee and/or reimburse the fund's operating expenses to the extent necessary to ensure that (i) the total operating expenses for the Class A shares do not exceed 2.00% and (ii) the total operating expenses for the Class C shares do not exceed 2.75%. After March 31, 2004, the expense cap may be terminated or revised at any time. Oak Ridge may recoup any expenses which it has waived or reimbursed to the extent that actual operating expenses for a period are less than the expense limitation caps, provided that Oak Ridge is only entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed. Any expenses reimbursable under the expense limitation agreement with Oak Ridge and not reimbursed prior to the closing of the reorganization will no longer be reimbursable to Oak Ridge from your fund. However, Pioneer has agreed to compensate Oak Ridge for the full amount of any loss of such reimbursement opportunity. As of November 30, 2003, the amount of expenses attributable to Small Cap Fund and reimbursable to Oak Ridge under its expense limitation agreement was $141,289.


   With regard to Pioneer Small Cap Fund, Pioneer estimates that Pioneer Small Cap Fund's per share annual operating expenses will be 1.86% (before waiver of fees or reimbursement of expenses) for Class A shares and 2.61% (before waiver of fees or reimbursement of expenses) for Class C shares which would be below the per share annual operating expenses for your fund's Class A and Class C shares, respectively, even after taking into account the expense limitation currently in effect for your fund. However, there can be no assurance that Pioneer's estimate of expense ratios will be accurate and actual expense ratios may be higher or lower than the estimate. In addition, Pioneer has agreed to limit, until November 30, 2004, Class A operating expenses (other than extraordinary expenses) of Pioneer Small Cap Fund to 1.75% of the average daily net assets attributable to Class A shares by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund. The portion of fund expenses attributable to Class C shares will be reduced to the extent such expenses are reduced for Class A shares. The total expense ratio for Class A shares of Pioneer Small Cap Fund will thus be 0.25% lower than the total expense ratio for the Class A shares of your fund after taking into account the expense limitation for each fund. It is anticipated that the total expense ratio for Class C shares of Pioneer Small Cap Fund will be lower than the total expense ratio for the Class C shares of your fund after taking into account the expense limitation for each fund. Pioneer may subsequently recover reimbursed expenses from the fund within three years of the expenses being incurred if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Accordingly, you will benefit during the period that the expense limitation is in effect from a lower total expense ratio. The expense limitation is a contractual agreement on the part of Pioneer and may only be changed or eliminated prior to November 30, 2004 by the board of Pioneer Small Cap Fund.

   If the reorganization occurs, Pioneer does not believe that any sales of portfolio securities held by your fund would be necessary in order to comply with the investment policies and guidelines of Pioneer Small Cap Fund.

   Performance information for Pioneer Small Cap Fund is not presented because the fund has not yet commenced operations. Because your fund will be the accounting survivor of the reorganization, Pioneer Small Cap Fund will assume your fund's historical performance after the reorganization, adjusted to reflect certain differences in sales charges and expenses.

   Your fund has had substantially the same investment objective and investment policies and strategies since its inception. Set forth below is performance information for your fund for each full calendar year of operations. The following performance information indicates some of the risks of investing in your fund. The bar chart shows how your fund's total return has varied from year to year. The table shows your fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Past performance before and after taxes does not indicate future results.

     [THE DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

                                Class A Shares

1994        1995        1996         1997        1998        1999         2000        2001        2002       2003
----        ----        ----         ----        ----        ----         ----        ----        ----       ----
3.18       43.55       19.15        25.95       -1.35       17.08         9.87        -2.10      -19.35      36.90

                         Calendar Year Total Returns*


* During the period shown in the bar chart, your fund's highest quarterly return was 23.36% for the quarter ended December 31, 1999 and the lowest quarterly return was -24.92% for the quarter ended September 30, 1998.


      Average Annual Total Returns as of December 31, 2003 -- Includes Load

------------------------------------------------------------------------------------------------
                                                                                        Since
                                                             1 Year      5 Years      Inception
------------------------------------------------------------------------------------------------
 Small Cap Fund
 Class A Shares(1)
  Return Before Taxes                                         31.05%       5.89%        11.32%
  Return After Taxes on Distributions(2)                      31.05%       4.71%        10.09%
  Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                     20.18%       4.67%         9.52%
------------------------------------------------------------------------------------------------
 Class C Shares(3)
  Return Before Taxes                                         35.87%       6.00%         7.12%
------------------------------------------------------------------------------------------------
 Russell 2000 Index(4)                                                                   9.48%(6)
  (reflects no deduction for fees, expenses or taxes)         47.25%       7.13%         7.98%(7)
------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index(5)                                                            5.55%(6)
  (reflects no deduction for fees, expenses or taxes)         48.54%       0.86%         3.18%(7)
------------------------------------------------------------------------------------------------


(1)  Class A shares commenced operations on January 3, 1994.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(3)  Class C shares commenced operations on March 1, 1997.
(4) The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. The common stocks in the Russell 2000 Index represent approximately 8% of the U.S. equity market. The Russell 3000

     Index is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization, representing approximately 98% of the U.S. publicly traded equity market.
(5) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

(6)  Since commencement of operations of Class A shares on January 3, 1994.
(7)  Since commencement of operations of Class C shares on March 1, 1997.


The Funds' Fees and Expenses


   Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your fund, the expenses of your fund for its fiscal year ended November 30, 2003 and (ii) for Pioneer Small Cap Fund, the estimated annual expenses of Pioneer Small Cap Fund. Pioneer Small Cap Fund's actual expenses may be greater or less.

                                                                                        Pioneer                     Pioneer
                                                                         Small Cap     Small Cap     Small Cap     Small Cap
                                                                            Fund          Fund          Fund         Fund
                                                                          Class A       Class A       Class C       Class C
Shareholder transaction fees (paid directly from your investment)       -----------   -----------   -----------   ----------
Total maximum sales charges (loads) consisting of the following
 sales charges ......................................................       4.25%         5.75%(1)      none            2%(1)
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ..................................................       4.25%         5.75%(1)      none            1%(1)
Maximum deferred sales charge (load) as a % of offering price or the
 amount you receive when you sell shares, whichever is less .........       none          none(2)       none            1%
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ......................................................       0.75%          0.85%        0.75%        0.85%
Distribution and service (12b-1) fee ................................       0.25%          0.25%        1.00%        1.00%
Other expenses ......................................................       1.49%          0.76%        1.49%        0.76%
Total operating expenses ............................................       2.49%          1.86%        3.24%        2.61%
Less: Fee waiver and expense limitation(3) ..........................      -0.49%         -0.11%       -0.49%       -0.11%
Net expenses ........................................................       2.00%          1.75%        2.75%        2.50%


----------

(1) As described above, this sales charge does not apply to shares received in the reorganization by shareholders of your fund who become shareholders of record of Pioneer Small Cap Fund through the reorganization.
(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.
(3) As described above, Small Cap Fund is subject to an expense limitation for certain of its ordinary operating expenses. This expense limitation is contractual through March 31, 2004. Also as described above, Pioneer Small Cap Fund is subject to an expense limitation for certain of its ordinary operating expenses. This expense limitation is contractual through November 30, 2004.


   The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: a) you invest $10,000 in each fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) each fund's gross operating expenses remain the same and e) the expense limitations are in effect for year one. The maximum sales charges imposed on purchases of Class A shares of each fund and on purchases of Class C shares of Pioneer Small Cap Fund are reflected in the example.

                                                       If you sell your shares           If you do not sell your shares
                                                ------------------------------------- -------------------------------------
                                                                    Number of years you own your shares
                                                ---------------------------------------------------------------------------
                                                   1        3         5         10       1        3         5         10
                                                ------- --------- --------- --------- ------- --------- --------- ---------
Small Cap Fund Class A Shares .................  $619    $1,123    $1,652    $3,096    $619    $1,123    $1,652    $3,096
Pioneer Small Cap Fund Class A Shares .........  $743    $1,116    $1,513    $2,621    $743    $1,116    $1,513    $2,621
Small Cap Fund Class C Shares .................  $278    $  952    $1,650    $3,506    $278    $  952    $1,650    $3,506
Pioneer Small Cap Fund Class C Shares .........  $450    $  893    $1,462    $3,007    $351    $  893    $1,462    $3,007

            PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization


   The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization which sets forth the terms by which your fund would be reorganized with and into Pioneer Small Cap Fund. The form of the Agreement and Plan of Reorganization that you are being asked to approve is attached as Exhibit A and the description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy. The following sections summarize the material terms of the Agreement and Plan of Reorganization and the federal income tax treatment of the reorganization.


The Reorganization


   o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on February 13, 2004 unless your fund and Pioneer Small Cap Fund agree in writing to a later date. Your fund will transfer all of its assets to Pioneer Small Cap Fund. Pioneer Small Cap Fund will assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.


   o Pioneer Small Cap Fund will issue to your fund Class A and Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A and Class C shares, respectively. These shares will immediately be distributed to your fund's Class A and Class C shareholders in proportion to their holdings of Class A and Class C shares on the reorganization date. As a result, your fund's Class A shareholders will become Class A shareholders of Pioneer Small Cap Fund and your fund's Class C shareholders will become Class C shareholders of Pioneer Small Cap Fund.

   o After the distribution of shares, your fund will be liquidated and dissolved.


Tax Status of the Reorganization

   The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless Hale and Dorr LLP, counsel to Pioneer Small Cap Fund, delivers an opinion satisfactory to both parties substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code. In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your fund and Pioneer Small Cap Fund.

   As a result of being a "reorganization" within the meaning of Section 368(a) of the Code, for federal income tax purposes:

   o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Pioneer Small Cap Fund as described above or (2) the distribution by your fund of Pioneer Small Cap Fund shares to your fund's shareholders;

   o No gain or loss will be recognized by Pioneer Small Cap Fund upon the receipt of your fund's assets solely in exchange for the issuance of Pioneer Small Cap Fund shares to your fund and the assumption of your fund's liabilities by Pioneer Small Cap Fund;

   o The basis of the assets of your fund acquired by Pioneer Small Cap Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

   o The tax holding period of the assets of your fund in the hands of Pioneer Small Cap Fund will include your fund's tax holding period for those assets;

   o You will not recognize gain or loss upon the exchange of your shares of your fund solely for Pioneer Small Cap Fund shares as part of the reorganization;

   o The basis of Pioneer Small Cap Fund shares received by you in the reorganization will be the same as the basis of your shares of your fund surrendered in exchange; and

   o The tax holding period of Pioneer Small Cap Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

   No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

   You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.


Additional Terms of Agreement and Plan of Reorganization


   Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the accuracy of representations regarding Pioneer Small Cap Fund and to the satisfaction of certain conditions, including the performance by Pioneer Small Cap Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

   Pioneer Small Cap Fund's obligation to consummate the reorganization is dependent upon the accuracy of the representations regarding your fund and the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

   Both funds' obligations to consummate the reorganization are contingent upon the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's articles of incorporation and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

   Termination of Agreement. The board of either your fund or Pioneer Small Cap Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

   Expenses of the Reorganization. Pioneer will pay all of the expenses of your fund and Pioneer Small Cap Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


Reasons for the Proposed Reorganization

   The directors of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The directors considered the following matters, among others, in approving the proposal.

   First, Pioneer and its affiliates have greater potential for increasing the size of the fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than is currently available to your fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to reduce the fund's per share operating expenses and can increase the portfolio management options available to the fund through greater flexibility to gain exposure to different issuers or sectors and to take advantage of opportunities to acquire larger blocks of stock on more favorable terms.

   Second, shareholders of your fund will enjoy continuity of portfolio management. Because Pioneer will retain Oak Ridge to act as subadviser to Pioneer Small Cap Fund, the portfolio manager of your fund will be the same portfolio manager for Pioneer Small Cap Fund. Pioneer will oversee Oak Ridge as subadviser to Pioneer Small Cap Fund in accordance with the terms of the Sub-Advisory Agreement.


   Third, although Oak Ridge will manage the assets of Pioneer Small Cap Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Small Cap Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your fund will benefit from Pioneer's experience and resources in managing investment companies. At September 30, 2003, Pioneer managed over 50 investment companies and accounts with approximately $28 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management by UniCredito Italiano S.p.A. were approximately $130 billion worldwide.

   Fourth, until November 30, 2004, Pioneer has agreed to limit the operating expenses (other than extraordinary expenses) of Class A shares of Pioneer Small Cap Fund to 1.75% of average daily net assets and to reduce the expenses of the Class C shares of Pioneer Small Cap Fund to the extent expenses are reduced for the Class A shares. The total expense ratio for Class A shares of Pioneer Small Cap Fund would thus be 0.25% lower than the total expense ratio for Class A shares of your fund and it is anticipated that the total expense ratio for Class C shares of Pioneer Small Cap Fund would be lower than the total expense ratio for Class C shares of your fund after taking into account the expense limitation for both funds. In addition, the expense limitation agreement for your fund expires on March 31, 2004 while the expense limitation agreement for Pioneer Small Cap Fund expires eight months later on November 30, 2004. After November 30, 2004, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such an arrangement. Notwithstanding the expense limitations, if Pioneer's greater distribution strength increases the net assets of your fund, it is likely that Pioneer Small Cap Fund's expenses over time will be lower than your fund's current expenses. Pioneer estimates that Pioneer Small Cap Fund's per share operating expenses for Class A and Class C shares (before waiver of fees or reimbursement of expenses) would be below the per share operating expenses for your fund's Class A and Class C shares, respectively, even after taking into account the expense limitation currently in effect for your fund.


   Fifth, Pioneer Small Cap Fund is part of a diverse family of mutual funds, with over 20 funds that will be available to your fund's shareholders through exchanges. Currently, Class A shareholders of your fund may only exchange their shares for Class A shares of Large Cap Fund. Class C shareholders of your fund currently have no exchange privileges.

   Sixth, the reorganization should not be a taxable event for shareholders of your fund.

   The boards of both funds considered that Pioneer will pay all of the expenses of the fund and Pioneer Small Cap Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


   The boards of both funds also considered that Pioneer has agreed with Oak Ridge that for a period of at least three years after the consummation of the reorganization, Pioneer will use its best efforts to assure that at least 75% of the Pioneer Funds' board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Oak Ridge; however, the nomination and election of the members of the board of trustees of the Pioneer Funds is determined by the Trustees of the Pioneer Funds or their shareholders. Pioneer has also agreed with Oak Ridge that for two years after the consummation of the reorganization, Pioneer will not impose an unfair burden on Pioneer Small Cap Fund in connection with the reorganization.

   The boards of both funds also considered that each fund's investment adviser, as well as Pioneer Small Cap Fund's principal distributor, will benefit from the reorganization. Because Pioneer Small Cap Fund will be the accounting successor to your fund and will assume your fund's performance record, Pioneer expects to be able to increase Pioneer Small Cap Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Small Cap Fund, Oak Ridge would similarly benefit from increased assets. Moreover, as discussed below under "Certain Agreements between Pioneer and Oak Ridge," Oak Ridge will receive economic benefits from Pioneer if the reorganization is completed.

   The board of trustees of Pioneer Small Cap Fund also considered that the reorganization presents an excellent opportunity for Pioneer Small Cap Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Small Cap Fund and its shareholders.


Certain Agreements between Pioneer and Oak Ridge


   In connection with the reorganization, Pioneer and Oak Ridge have entered into an agreement dated as of September 22, 2003 (the "Transfer Agreement"), which provides, among other things, that (i) Oak Ridge shall enter into and perform its obligations under a subadvisory agreement with Pioneer (the "Small Cap Sub-Advisory Agreement" or the "Sub-Advisory Agreement") to serve as subadviser of Pioneer Small Cap Fund, (ii) Pioneer (and not Pioneer Small Cap
Fund) would pay Oak Ridge a termination fee (up to a maximum of $5 million) if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Oak Ridge without cause, and (iii) Oak Ridge will be subject to certain non-competition provisions. The termination fee would not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Small Cap Fund or its shareholders with or without cause. Pioneer has also agreed to compensate Oak Ridge for the loss of Oak Ridge's opportunity to recoup the fund's expenses which Oak Ridge waived or reimbursed to the fund while serving as the fund's investment adviser. Pioneer (and not Pioneer Small Cap Fund) would be responsible for compensating Oak Ridge for the amount of any expenses which Oak Ridge has waived or reimbursed to the extent that Pioneer Small Cap Fund's actual operating expenses for a period are less than the expense limitation caps. The terms of the Sub-Advisory Agreement with Oak Ridge are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreements."

                                CAPITALIZATION


   The following table sets forth the capitalization of each fund as of December 31, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of (i) one Class A share of Pioneer Small Cap Fund being issued for each Class A share of your fund and (ii) one Class C share of Pioneer Small Cap Fund for each Class C share of your fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                               December 31, 2003
                                                                           Pioneer
                                                       Pioneer          Small Cap Fund
                               Small Cap Fund      Small Cap Fund         Pro Forma
                            -------------------   ----------------   -------------------
Net Assets ..............      $16.23 million      N/A                  $16.23 million
Net Asset Value Per Share
 Class A ................              $19.29      N/A                          $19.29
 Class C ................              $18.18      N/A                          $18.18
Shares Outstanding
 Class A ................            793,116       N/A                         793,116
 Class C ................             51,444       N/A                          51,444


   It is impossible to predict how many shares of Pioneer Small Cap Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Small Cap Fund's shares that will actually be received and distributed.


                     BOARDS' EVALUATION AND RECOMMENDATION

   For the reasons described above, the board of directors of your fund, including the directors who are not "interested persons" of your fund or Oak Ridge ("independent directors"), approved the reorganization. In particular, the board of directors determined that the reorganization is in the best interests of your fund and its shareholders. Similarly, the board of trustees of Pioneer Small Cap Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Small Cap Fund and its shareholders.

   The directors of your fund recommend that the shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                  PROPOSAL 2

  Approval of Agreement and Plan of Reorganization between Oak Ridge Large Cap
              Equity Fund (as defined above, "Large Cap Fund") and
                    Pioneer Oak Ridge Large Cap Growth Fund
                  (as defined above, "Pioneer Large Cap Fund")


                                    SUMMARY

   The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.


             Comparison of Large Cap Fund to Pioneer Large Cap Fund




---------------------------------------------------------------------------------------------------------------------------------
                                                 Large Cap Fund                             Pioneer Large Cap Fund
---------------------------------------------------------------------------------------------------------------------------------
 Business                    A diversified series of Oak Ridge Funds, Inc.,        A newly organized diversified series of
                             an open-end investment management company             Pioneer Series Trust I, an open-end investment
                             organized as a Maryland corporation.                  management company organized as a
                                                                                   Delaware business trust.
                             ----------------------------------------------------------------------------------------------------
                             For information on the differences between a Maryland corporation and a Delaware statutory trust, please see the section "Comparison of Maryland Corporation and Delaware Statutory Trust" below.
---------------------------------------------------------------------------------------------------------------------------------
 Net assets as of            $9.27 million                                         None. Pioneer Large Cap Fund is newly
 December 31, 2003                                                                 organized and does not expect to commence
                                                                                   investment operations until the reorganization
                                                                                   occurs.
---------------------------------------------------------------------------------------------------------------------------------
 Investment advisers         Investment adviser:                                   Investment adviser
 and portfolio managers      Oak Ridge Investments, LLC (as defined above,         Pioneer Investment Management, Inc. (as
                             "Oak Ridge")                                          defined above, "Pioneer")

                             Portfolio Manager:                                    Investment subadviser:
                             David M. Klaskin, Chairman (since 1998),              Oak Ridge
                             Treasurer and Chief Investment Officer (since
                             1989) of Oak Ridge.                                   Portfolio Managers:
                                                                                   David M. Klaskin, Chairman (since 1998),
                                                                                   Treasurer and Chief Investment Officer
                                                                                   (since 1989) of Oak Ridge and lead manager
                                                                                   of the fund.

                                                                                   Robert G. McVicker, Portfolio Manager and
                                                                                   Director of Research at Oak Ridge.
---------------------------------------------------------------------------------------------------------------------------------
 Annual operating expenses   Large Cap Fund's total operating expenses for         Pioneer Large Cap Fund's total operating
 as a percentage of average  Class A Shares were 2.77% and net operating           expenses for Class A shares are estimated to be
 net assets                  expenses after giving effect to the expense           1.58% and net operating expenses after giving
                             limitation were 2.00% for the fiscal year ended       effect to the expense limitation are estimated
                             November 30, 2003.                                    to be 1.50% for the coming fiscal year.
---------------------------------------------------------------------------------------------------------------------------------
 Investment objectives       Each fund seeks capital appreciation. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              Large Cap Fund                                 Pioneer Large Cap Fund
---------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Each fund invests primarily in equity securities of large capitalization U.S. companies (i.e., companies with a market capitalization of $3 billion or more at the time of purchase).
---------------------------------------------------------------------------------------------------------------------------------
                           Under normal market conditions, at least 80%         Under normal market conditions, at least 80%
                           of net assets in equity securities of large          of total assets in equity securities of large
                           capitalization U.S. companies.                       capitalization U.S. companies.
---------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     For each fund, Oak Ridge uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. When making purchase decisions for the fund, Oak Ridge uses a disciplined approach that involves three primary components:

                           o  Research: Oak Ridge analyzes research on potential investments from a wide variety of sources, including internally-generated analysis and research provided by institutions and the brokerage community. Oak Ridge supplements this analysis with information derived from business and trade publications, SEC filings, corporate contacts, industry conferences and discussions with company management.

                           o  Fundamentals: Once a potential investment is identified, Oak Ridge considers whether the company possesses certain attributes that Oak Ridge believes a "buy" candidate should possess relating to, among other things, (1) growth of sales and earnings, (2) earnings power, trends and predictability, (3) quality of management, (4) competitive position of products and/or services,
                              (5) fundamentals of the industry in which the company operates and (6) the ability to benefit from economic and political trends affecting the company.

                           o  Valuation: Finally, Oak Ridge values companies by considering, among other factors, price-to-sales ratios and price-to-earnings ratios within a peer group.

                           From this process, Oak Ridge constructs a list of securities for the fund to purchase.

                           Oak Ridge makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.
---------------------------------------------------------------------------------------------------------------------------------
 Other investments         Large Cap Fund may invest up to 5% of its net        Pioneer Large Cap Fund may invest up to
                           assets in each of the following: (1) convertible     20% of its assets in debt securities of U.S.
                           securities, (2) investment grade debt securities,    corporate and governmental issuers. The fund
                           (3) repurchase agreements, (4) warrants, and         generally acquires debt securities that are
                           (5) preferred stocks.                                rated investment grade, but may invest up to
                                                                                5% of its net assets in below investment
                                                                                grade debt securities.
---------------------------------------------------------------------------------------------------------------------------------
 Temporary strategies      Large Cap Fund may invest up to 35% of its           Pioneer Large Cap Fund may invest up to
                           assets in cash and cash equivalents.                 100% of its assets in securities with
                                                                                remaining maturities of less than one year,
                                                                                cash equivalents or may hold cash.
---------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each fund is diversified for the purpose of the Investment Company Act, and each fund is subject to diversification requirements under the Internal Revenue Code of 1986 (the "Code").
---------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each fund may not invest more than 25% of its assets in any one industry.
---------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   Large Cap Fund may not invest more than 5%           Pioneer Large Cap Fund may not invest more
 securities                of its net assets in securities which are illiquid   than 15% of its net assets in securities which
                           (not readily marketable).                            are illiquid and other securities which are not
                                                                                readily marketable.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               Large Cap Fund                               Pioneer Large Cap Fund
---------------------------------------------------------------------------------------------------------------------------------
 Borrowing                   Large Cap Fund may not borrow money except        Pioneer Large Cap Fund may not borrow
                             from banks for temporary or emergency             money, except on a temporary basis and to
                             purposes (but not for the purpose of              the extent permitted by applicable law, as
                             purchasing investments) and then, only in an      amended and interpreted or modified from
                             amount not to exceed 33-1/3% of the value of      time to time by any regulatory authority
                             the fund's net assets at the time the borrowing   having jurisdiction. Under current regulatory
                             is incurred; provided, however, the fund may      requirements, the fund may: (a) borrow from
                             engage in transactions in options, futures        banks or through reverse repurchase
                             contracts and options on futures contracts. The   agreements in an amount up to 33-1/3% of the
                             fund may not purchase securities when             fund's total assets (including the amount
                             borrowings exceed 5% of its total assets.         borrowed); (b) borrow up to an additional 5%
                                                                               of the fund's assets for temporary purposes;
                                                                               (c) obtain such short-term credits as are
                                                                               necessary for the clearance of portfolio
                                                                               transactions; (d) purchase securities on
                                                                               margin to the extent permitted by applicable
                                                                               law; and (e) engage in transactions in
                                                                               mortgage dollar rolls that are accounted for as
                                                                               financings. Mortgage dollar rolls accounted for
                                                                               as financings involve the sale by the fund of a
                                                                               mortgage-backed security to a financial
                                                                               institution and an agreement by the fund to
                                                                               repurchase the security at a later date at a
                                                                               price agreed upon at the time of the sale to
                                                                               provide cash for short-term purposes.
---------------------------------------------------------------------------------------------------------------------------------
 Lending                     Large Cap Fund may lend portfolio securities      Pioneer Large Cap Fund may lend portfolio
                             with a value that may not exceed 5% of the        securities with a value that may not exceed
                             value of its total assets.                        33-1/3% of the value of its assets.
---------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments      Large Cap Fund may utilize derivative             Pioneer Large Cap Fund may utilize derivative
                             instruments for hedging purposes and for          instruments for hedging purposes and for
                             managing risks, but not for speculation.          speculative purposes.
---------------------------------------------------------------------------------------------------------------------------------
 Other investment            As described above, the funds have substantially similar principal investment strategies and
 policies and restrictions   policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
---------------------------------------------------------------------------------------------------------------------------------
                                                             Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
 Sales charges               Class A shares of the Large Cap Fund are          The Class A shares of Pioneer Large Cap Fund
                             subject to a front-end sales charge of up         you receive in the reorganization will not be
                             to 4.25%.                                         subject to any sales charge, including any
                                                                               deferred sales charge.

                                                                               Except as described above, Class A shares of
                                                                               Pioneer Large Cap Fund are subject to a
                                                                               front-end sales charge of up to 5.75%.

                                                                               Pioneer Large Cap Fund also offers several
                                                                               other classes of shares which are subject to
                                                                               different sales charges and Rule 12b-1 fees.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             Large Cap Fund                                Pioneer Large Cap Fund
---------------------------------------------------------------------------------------------------------------------------------
 Management and             Large Cap Fund pays an advisory fee on an        Pioneer Large Cap Fund will pay Pioneer a
 administration fees, and   annual basis equal to 0.60% of the average       management fee equal to 0.75% annually of
 overall expenses           daily net assets. In addition, the fund pays a   average daily net assets up to $1 billion and
                            separate fee for administration, fund            0.70% annually for average daily net assets in
                            accounting and transfer agency services to       excess of $1 billion. In addition, the fund
                            U.S. Bancorp.                                    reimburses Pioneer and pays a separate
                                                                             shareholder servicing/transfer agency fee to
                            Oak Ridge has agreed, until March 31, 2004,      PIMSS for certain fund accounting and legal
                            to limit the fund's ordinary operating expenses  expenses incurred on behalf of Pioneer Large per Class A share to 2.00%. For the fiscal year  Cap Fund.
                            ended November 30, 2003, Large Cap Fund's
                            expenses, without giving effect to such          Pioneer pays the fee of Oak Ridge as the
                            limitation, would have been 2.77% of average     subadviser to Pioneer Large Cap Fund.
                            daily net assets.
                                                                             Until November 30, 2004, Pioneer has agreed
                                                                             to limit Pioneer Large Cap Fund's ordinary
                                                                             operating expenses per Class A share to
                                                                             1.50% of average daily net assets. For the
                                                                             coming fiscal year, Pioneer Large Cap Fund's
                                                                             ordinary operating expenses per Class A
                                                                             share, without giving effect to such limitation,
                                                                             are estimated to be 1.58%.
---------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   For each fund, Class A shares are subject to a 12b-1 fee equal to 0.25% annually of average
 (Rule 12b-1) fee           daily net assets.
---------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares directly through Large        Subject to sales charges except as noted
                            Cap Fund's transfer agent or other financial     above (see "sales charges"), you may buy
                            intermediaries as described in detail in your    shares from any investment firm that has a
                            fund's prospectus.                               sales agreement with PFD, Pioneer Large Cap
                                                                             Fund's distributor.
---------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         You may only exchange Class A shares of          You may exchange shares of Pioneer Large
                            Large Cap Fund with Class A shares of Small      Cap Fund without incurring an exchange fee
                            Cap Fund. An exchange is not subject to an       with more than 20 other Pioneer Funds. An
                            exchange fee. An exchange generally is treated   exchange generally is treated as a sale and a
                            as a sale and a new purchase of shares for       new purchase of shares for federal income
                            federal income tax purposes.                     tax purposes.
---------------------------------------------------------------------------------------------------------------------------------
 Selling shares             For each fund, shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
                            -----------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting the       Normally, your investment firm will send your
                            fund directly.                                   request to sell shares to PIMSS. You can also
                                                                             sell your shares by contacting Pioneer Large
                                                                             Cap Fund directly if your account is registered
                                                                             in your name.

                                                                             Class A shares you receive in the
                                                                             reorganization are not subject to a deferred
                                                                             sales charge.
---------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

   Because each fund has the same portfolio manager and a substantially similar investment objective, policies and strategies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

   o  The stock market goes down (this risk may be greater in the short term);

   o  Growth stocks fall out of favor with investors;

   o  Large capitalization stocks fall out of favor with investors; and

   o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect.

   Although the fund is classified as a diversified investment company, the fund's portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser would expect the portfolio to include a limited number of different issuers. This concentration of the fund's assets may increase the volatility of the fund's net asset value per share.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization

   The funds each pay monthly management fees equal to the following annual percentages of average daily net assets:

--------------------------------------------------------------------------------
 Large Cap Fund                     Pioneer Large Cap Fund
 Management Fee                         Management Fee
--------------------------------------------------------------------------------
    0.60%          0.75% -- for average daily net assets up to $1 billion
                   0.70% -- for average daily net assets over $1 billion
--------------------------------------------------------------------------------


   The annual management fee rate payable by Pioneer Large Cap Fund (without giving effect to expense limitations) is higher than the rate paid by your fund. As subadviser to Pioneer Large Cap Fund, Oak Ridge will receive subadvisory fees which are lower, expressed as a percentage of the fund's net assets, than the fee that Oak Ridge currently receives from your fund. Whether the fees Oak Ridge will receive from Pioneer in the future for acting as subadviser are higher on an absolute basis than the fees that Oak Ridge has historically received from your fund will depend upon the net asset value of the fund in the future and would be lower unless Pioneer Large Cap Fund grows in size. See "Material Provisions of the Management Contracts and Subadvisory Agreements." In addition to the advisory fee, your fund pays administration, fund accounting and transfer agency fees to U.S. Bancorp that vary with the size of the fund and other factors, and were, collectively, 1.23% of average daily net assets during the fund's most recent fiscal year (without giving effect to the expense limitations). Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Large Cap Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer will pay Oak Ridge its subadvisory fee.

   For its most recent fiscal year, your fund's per share operating expenses were 2.77% of average daily net assets (before waiver of fees or reimbursement of expenses) for Class A shares. Oak Ridge has agreed, until March 31, 2004, to waive its management fee and/or reimburse the fund's operating expenses to the extent necessary to ensure that the total operating expenses for the Class A shares do not exceed 2.00%. After March 31, 2004, the expense cap may be terminated or revised at any time. Oak Ridge may recoup any expenses which it has waived or reimbursed to the extent that actual operating expenses for a period are less than the expense limitation caps, provided that Oak Ridge is only entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed. Any expenses reimbursable under the expense limitation agreement with Oak Ridge and not reimbursed prior to the closing of the reorganization will no longer be reimbursable to Oak Ridge from your fund. However, Pioneer has agreed to compensate Oak Ridge for the full amount of any loss of such reimbursement opportunity. As of November 30, 2003, the amount of expenses attributable to Large Cap Fund and reimbursable to Oak Ridge under its expense limitation agreement was $244,068.

   With regard to Pioneer Large Cap Fund, Pioneer estimates that Pioneer Large Cap Fund's per share annual operating expenses will be 1.58% (before waiver of fees or reimbursement of expenses) for Class A shares which would be below the per share annual operating expenses for your fund's Class A shares even after taking into account the expense limitation currently in effect for your fund. However, there can be no assurance that Pioneer's estimate of expense ratios will be accurate and actual expense ratios may be higher or lower than the estimate. In addition, Pioneer has agreed to limit, until the fiscal year ending November 30, 2004, Class A operating expenses (other than extraordinary expenses) to 1.50% of the average daily net assets attributable to Class A shares by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund. The total expense ratio for Class A shares of Pioneer Large Cap Fund will thus be 0.50% lower than the total expense ratio for the Class A shares of your fund after taking into account the expense limitation for each fund. Pioneer may subsequently recover from the fund reimbursed expenses within three years of the expenses being incurred if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Accordingly, you will benefit during the period that the expense limitation is in effect from a lower total expense ratio. The expense limitation is a contractual agreement on the part of Pioneer and may only be changed or eliminated prior to November 30, 2004 by the board of Pioneer Large Cap Fund.

     If the reorganization occurs, Pioneer does not believe that any sales of portfolio securities held by your fund would be necessary in order to comply with the investment policies and guidelines of Pioneer Large Cap Fund.

     Performance information for Pioneer Large Cap Fund is not presented because the fund has not yet commenced operations. Because your fund will be the accounting survivor of the reorganization, Pioneer Large Cap Fund will assume your fund's historical performance after the reorganization.

     Set forth below is performance information for your fund for each full calendar year of operations. The following performance information indicates some of the risks of investing in your fund. The bar chart shows how your fund's total return has varied from year to year. The table shows your fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Your fund has had substantially the same investment objective and investment policies and strategies since its inception. Past performance before and after taxes does not indicate future results.


     [THE DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

                                Class A Shares


                 2000       2001        2002        2003
                ------     ------      ------      ------
                 6.64      -11.95      -17.37      19.53

                         Calendar Year Total Returns*


* During the period shown in the bar chart, your fund's highest quarterly return was 13.43% for the quarter ended December 31, 1999 and the lowest quarterly return was -13.06% for the quarter ended September 30, 2002.

                                Large Cap Fund
                         Average Annual Total Returns
                            as of December 31, 2003


----------------------------------------------------------------------------------------------
                                                                                    Since
                                                                      1 Year      Inception(2)
----------------------------------------------------------------------------------------------
 Large Cap Fund
 Class A Shares(1)
  Return Before Taxes                                                  14.44%        -0.39%
  Return After Taxes on Distributions(3)                               14.44%        -0.63%
  Return After Taxes on Distributions and Sale of Fund Shares(3)        9.39%        -0.41%
----------------------------------------------------------------------------------------------
 S&P 500 Index(4)
  (reflects no deduction for fees, expenses or taxes)                  28.68%        -0.78%
----------------------------------------------------------------------------------------------
 Russell 1000 Index(5)
  (reflects no deduction for fees, expenses or taxes)                  29.75%        -5.48%
----------------------------------------------------------------------------------------------


(1) Large Cap Fund's Class C shares are not currently being offered to investors.
(2) Class A shares commenced operations on March 1, 1999.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(4) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.
(5) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization, representing approximately 98% of the U.S. publicly traded equity market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

The Funds' Fees and Expenses


   Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your fund, the expenses of your fund for its fiscal year ended November 30, 2003 and (ii) for Pioneer Large Cap Fund, the estimated annual expenses of Pioneer Large Cap Fund. Pioneer Large Cap Fund's actual expenses may be greater or less.

                                                                                                              Pioneer
                                                                                              Large Cap      Large Cap
                                                                                                 Fund           Fund
                                                                                               Class A        Class A
Shareholder transaction fees (paid directly from your investment)                            -----------   -------------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........       4.25%        5.75%(1),(2)
Maximum deferred sales charge (load) as a % of offering price or the amount you receive
when you sell shares, whichever is less ..................................................       none         none(2)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................................       0.60%        0.75%
Distribution and service (12b-1) fee .....................................................       0.25%        0.25%
Other expenses ...........................................................................       1.92%        0.58%
                                                                                                -----        -----
Total operating expenses .................................................................       2.77%        1.58%
Expense reduction(3) .....................................................................      -0.77%       -0.08%
                                                                                               ------        -----
Net expenses .............................................................................       2.00%        1.50%

----------
(1) As described above, this sales charge does not apply to shares received in the reorganization by shareholders of your fund who become shareholders of record of Pioneer Large Cap Fund through the reorganization.
(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.
(3) As described above, Large Cap Fund is subject to an expense limitation for certain of its ordinary operating expenses. This expense limitation is contractual through March 31, 2004. Also as described above, Pioneer Large Cap Fund is subject to an expense limitation for certain of its ordinary operating expenses. This expense limitation is contractual through November 30, 2004.

   The hypothetical example below helps you compare the cost of investing in the each fund. It assumes that: a) you invest $10,000 in each fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) each fund's gross operating expenses remain the same and e) the expense limitations are in effect for year one. The maximum sales charges imposed on purchases of Class A shares of each fund are reflected in the example.


                                                      1          3           5           10
                                                   -------   ---------   ---------   ---------
Large Cap Fund Class A Shares ..................    $ 619     $1,177      $1,761      $3,338
Pioneer Large Cap Fund Class A Shares ..........    $ 719     $1,038      $1,379      $2,339

            PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION



Agreement and Plan of Reorganization

   The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization which sets forth the terms by which your fund would be reorganized with and into Pioneer Large Cap Fund. The form of the Agreement and Plan of Reorganization which you are being asked to approve is attached as Exhibit A and the description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy. The following sections summarize the material terms of the Agreement and Plan of Reorganization and the federal income tax treatment of the reorganization.


The Reorganization


   o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on February 13, 2004 unless your fund and Pioneer Large Cap Fund agree in writing to a later date. Your fund will transfer all of its assets to Pioneer Large Cap Fund. Pioneer Large Cap Fund will assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.


   o Pioneer Large Cap Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings of Class A shares on the reorganization date. As a result, your fund's Class A shareholders will become Class A shareholders of Pioneer Large Cap Fund.

   o After the distribution of shares, your fund will be liquidated and dissolved.

Tax Status of the Reorganization

   The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless Hale and Dorr LLP, counsel to Pioneer Large Cap Fund, delivers and opinion satisfactory to both parties substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code. In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your fund and Pioneer Large Cap Fund.

   As a result, for federal income tax purposes:

   o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Pioneer Large Cap Fund as described above or (2) the distribution by your fund of Pioneer Large Cap Fund shares to your fund's shareholders;

   o No gain or loss will be recognized by Pioneer Large Cap Fund upon the receipt of your fund's assets solely in exchange for the issuance of Pioneer Large Cap Fund shares to your fund and the assumption of your fund's liabilities by Pioneer Large Cap Fund;

   o The basis of the assets of your fund acquired by Pioneer Large Cap Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

   o The tax holding period of the assets of your fund in the hands of Pioneer Large Cap Fund will include your fund's tax holding period for those assets;

   o You will not recognize gain or loss upon the exchange of your shares of your fund solely for Pioneer Large Cap Fund shares as part of the reorganization;

   o The basis of Pioneer Large Cap Fund shares received by you in the reorganization will be the same as the basis of your shares of your fund surrendered in exchange; and

   o The tax holding period of Pioneer Large Cap Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

   No tax ruling has been or will be received from the IRS in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

   You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.


Additional Terms of Agreement and Plan of Reorganization

   Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the accuracy of representations regarding Pioneer Large Cap Fund and the satisfaction of certain conditions, including the performance by Pioneer Large Cap Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

   Pioneer Large Cap Fund's obligation to consummate the reorganization is dependent upon the accuracy of the representations regarding your fund and the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

   Both funds' obligations to consummate the reorganization are contingent upon the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's articles of incorporation and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

   Termination of Agreement. The board of either your fund or Pioneer Large Cap Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

   Expenses of the Reorganization. Pioneer will pay all of the expenses of your fund and Pioneer Large Cap Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


Reasons for the Proposed Reorganization

   The directors of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The directors considered the following matters, among others, in approving the proposal.

   First, Pioneer and its affiliates have greater potential for increasing the size of the fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than is currently available to your fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to reduce the fund's per share operating expenses and can increase the portfolio management options available to the fund through greater flexibility to gain exposure to different issuers or sectors and to take advantage of opportunities to acquire larger blocks of stock on more favorable terms.

   Second, shareholders of your fund will enjoy continuity of portfolio management. Because Pioneer will retain Oak Ridge to act as subadviser to Pioneer Large Cap Fund, the portfolio management team of your fund will be the same portfolio management team for

Pioneer Large Cap Fund. Pioneer will oversee Oak Ridge as subadviser to Pioneer Large Cap Fund in accordance with the terms of the Sub-Advisory Agreement.


   Third, although Oak Ridge will manage the assets of Pioneer Large Cap Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Large Cap Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your fund will benefit from Pioneer's experience and resources in managing investment companies. At September 30, 2003, Pioneer managed over 50 investment companies and accounts with approximately $28 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management by UniCredito Italiano S.p.A. were approximately $130 billion worldwide.


   Fourth, through November 30, 2004, Pioneer has agreed to limit the operating expenses (other than extraordinary expenses) of Class A shares of Pioneer Large Cap Fund to 1.50% of average daily net assets. The total expense ratio for Class A shares of Pioneer Large Cap Fund would thus be 0.50% lower than the total expense ratio for Class A shares of your fund after taking into account the expense limitation for both funds. In addition, the expense limitation for your fund expires on March 31, 2004 while the expense limitation for Pioneer Large Cap Fund expires eight months later on November 30, 2004. After November 30, 2004, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such arrangement. Even though the advisory fee is higher for Pioneer Large Cap Fund than it is for your fund, if Pioneer's greater distribution strength increases the net assets of your fund, it is likely that Pioneer Large Cap Fund's expenses over time will be lower than your fund's current expenses. Pioneer estimates that Pioneer Large Cap Fund's per share operating expenses for Class A shares (before waiver of fees or reimbursement of expenses) would be below the per share operating expenses for your fund's Class A shares even after taking into account the expense limitation currently in effect for your fund.

   Fifth, Pioneer Large Cap Fund is part of a diverse family of mutual funds, with over 20 funds that will be available to your fund's shareholders through exchanges. Currently, Class A shareholders of your fund may only exchange their shares for Class A shares of Small Cap Fund.

   Sixth, the reorganization should not be a taxable event for shareholders of your fund.


   The boards of both funds considered that Pioneer will pay all of the expenses of the fund and Pioneer Large Cap Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


   The boards of both funds also considered that Pioneer has agreed with Oak Ridge that for a period of at least three years after the consummation of the reorganization, Pioneer will use its best efforts to assure that at least 75% of the Pioneer Funds' board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Oak Ridge; however, the nomination and election of the members of the board of trustees of the Pioneer Funds is determined by the Trustees of the Pioneer Funds or their shareholders. Pioneer has also agreed with Oak Ridge that for two years after the consummation of the reorganization, Pioneer will not impose an unfair burden on Pioneer Large Cap Fund in connection with the reorganization.

   The boards of both funds also considered that each fund's investment adviser, as well as Pioneer Large Cap Fund's principal distributor, will benefit from the reorganization. Because Pioneer Large Cap Fund will be the accounting successor to your fund and will assume your fund's performance record, Pioneer expects to be able to increase Pioneer Large Cap Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Large Cap Fund, Oak Ridge would similarly benefit from increased assets. Moreover, as discussed below under "Certain Agreements between Pioneer and Oak Ridge," Oak Ridge will receive economic benefits from Pioneer if the reorganization is completed.

   The board of trustees of Pioneer Large Cap Fund also considered that the reorganization presents an excellent opportunity for Pioneer Large Cap Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Large Cap Fund and its shareholders.


Certain Agreements between Pioneer and Oak Ridge

   In connection with the reorganization, Pioneer and Oak Ridge have entered into an agreement dated as of September 22, 2003 (the "Transfer Agreement"), which provides, among other things, that (i) Oak Ridge shall enter into and perform its obligations under a subadvisory agreement with Pioneer (the "Large Cap Sub-Advisory Agreement" or the "Sub-Advisory Agreement") to serve as subadviser of Pioneer Large Cap Fund, (ii) Pioneer (and not Pioneer Large Cap
Fund) would pay Oak Ridge a termination fee (up to a maximum of $5 million) if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Oak Ridge without cause, and (iii) Oak Ridge will be subject to certain non-competition provisions. The termination fee would not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Large Cap Fund or its shareholders with or without cause. Pioneer has also agreed to compensate Oak Ridge for the loss of Oak Ridge's opportunity to recoup the fund's expenses which Oak Ridge waived or reimbursed to the fund while serving as the fund's investment adviser. Pioneer (and not Pioneer Large Cap Fund) would be responsible for compensating Oak Ridge for the amount of any expenses which Oak Ridge has waived or reimbursed to the extent that Pioneer Large Cap Fund's actual operating expenses for a period are less than the expense limitation caps. The terms of the Sub-Advisory Agreement with Oak Ridge are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreements."



                                CAPITALIZATION


   The following table sets forth the capitalization of each fund as of December 31, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of Pioneer Large Cap Fund being issued for each Class A share of your fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                               December 31, 2003

                                                                                    Pioneer
                                                                Pioneer         Large Cap Fund
                                        Large Cap Fund      Large Cap Fund         Pro Forma
                                      ------------------   ----------------   ------------------
Net Assets ........................      $9.27 million           N/A             $9.27 million
Net Asset Value Per Share .........             $11.57           N/A                    $11.57
Shares Outstanding ................            801,062           N/A                   801,062

   It is impossible to predict how many shares of Pioneer Large Cap Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Large Cap Fund's shares that will actually be received and distributed.


                      BOARDS' EVALUATION AND RECOMMENDATION

   For the reasons described above, the board of directors of your fund, including the independent directors, approved the reorganization. In particular, the board of directors determined that the reorganization is in the best interests of your fund and its shareholders. Similarly, the board of trustees of Pioneer Large Cap Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Large Cap Fund and its shareholders.

   The directors of your fund recommend that the shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.


                         VOTING RIGHTS AND REQUIRED VOTE


   Each share of your fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each fund, the presence in person or by proxy of one-third of shareholders entitled to cast votes at the Meeting will constitute a quorum. The favorable vote of a majority of the shares outstanding of each of the Small Cap Fund and Large Cap Fund is required for approval of Proposal 1 and Proposal 2, respectively.


----------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                           Voting
----------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                  counted towards a quorum.                        person at the Meeting. Shares present by proxy
                                                                                   will be voted in accordance with instructions.
----------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at Meeting for purposes     Broker non-votes do not count as a vote "for"
 underlying holder has not        of quorum.                                       and effectively result in a vote "against."
 voted and the broker does not
 have discretionary authority to
 vote the shares)
----------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting             Considered "present" at Meeting for purposes     Voted "for" the proposal.
 Instruction (other than Broker   of quorum.
 Non-Vote)
----------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at Meeting for purposes     Abstentions do not constitute a vote "for" and
                                  of quorum.                                       effectively result in a vote "against."
----------------------------------------------------------------------------------------------------------------------------------

   If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this proxy statement and prospectus. The Oak Ridge Funds will continue to engage in business as separate mutual funds and the board of directors will consider what further action may be appropriate.


                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser


   Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management were approximately $130 billion worldwide, including over $28 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.


   The board of trustees of the Pioneer Funds is responsible for overseeing the performance of each Pioneer Fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management agreement and the sub-advisory agreements. For a discussion of these contracts, see "Material Provisions of the Management Agreements and the Sub-Advisory Agreements" below.


   Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.



Investment Subadviser

   Oak Ridge will serve as the investment subadviser to each Pioneer Fund. Oak Ridge is a growth equity capital management firm which serves as investment adviser to individual and institutional clients. Oak Ridge is located at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603. Oak Ridge is controlled by David Klaskin and Samuel Wegbreit. Oak Ridge, including its predecessor, Oak Ridge Investments, Inc., has been in the investment management business since September 1989. As of August 31, 2003, assets under management were approximately $1,168,320,000.


Buying, Exchanging and Selling Shares of the Pioneer Funds

   Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

   Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. In accordance with valuation procedures adopted by Pioneer Funds' Trustees, each Pioneer Fund may use a pricing service or a pricing matrix in determining the fair value of some of its assets for which market quotations are not readily available. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

   You buy or sell shares at the share price. When you buy Class A or Class C shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

   Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

   If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

   Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

   Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

           PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
                                P.O. Box 55014
                       Boston, Massachusetts 02205-5014
                           Telephone 1-800-225-6292

   Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

   When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

   Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

   To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on WWW.PIONEERFUNDS.COM.

   To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

   Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

   Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

   You can buy Pioneer Fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

   Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

   Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

   Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

   You may have to pay federal income taxes on a sale or an exchange.

   Good Order means that:

   o  You have provided adequate instructions

   o  There are no outstanding claims against your account

   o  There are no transaction limitations on your account

   o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

   o  Your request includes a signature guarantee if you:

      -- Are selling over $100,000 or exchanging over $500,000 worth of shares

      -- Changed your account registration or address within the last 30 days

      -- Instruct the transfer agent to mail the check to an address different from the one on your account

      -- Want the check paid to someone other than the account owner(s)


      -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares


------------------------------------------------------------------------------------------
                                                Buying Shares
          Through   Normally, your investment firm will send your purchase request to
  your investment   the Pioneer Funds' transfer agent. Consult your investment
             firm   professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

         By phone   You can use the telephone or online purchase privilege if you
        or online   have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
                    o  You established your bank account of record at least 30 days ago
                    o  Your bank information has not changed for at least 30 days
                    o  You are not purchasing more than $25,000 worth of shares per account per day
                    o  You can provide the proper account identification information

                    When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

      In writing,   You can purchase Pioneer Fund shares for an existing fund
          by mail   account by mailing a check to the transfer agent. Make your
        or by fax   check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.



                                             Exchanging Shares
          Through   Normally, your investment firm will send your exchange request
  your investment   to the Pioneer Fund's transfer agent. Consult your investment
             firm   professional for more information about exchanging your
                    shares.

         By phone   After you establish your Pioneer Fund account, you can exchange
        or online   fund shares by phone or online if:
                    o  You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
                    o  The fund into which you are exchanging offers the same class of shares
                    o  You are not exchanging more than $500,000 worth of shares per account per day
                    o  You can provide the proper account identification information

      In writing,   You can exchange fund shares by mailing or faxing a letter of
          by mail   instruction to the transfer agent. You can exchange Pioneer Fund
        or by fax   shares directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                    o  The name, social security number and signature of all registered owners
                    o  A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                    o  The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                    o  The class of shares you are exchanging
                    o  The dollar amount or number of shares your are exchanging


                                 Selling Shares

     Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of Pioneer Fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

     You may sell up to $100,000 per account per day by phone or online. You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. The transfer agent will not process your request until it is received in good order. You may not sell more than $100,000 per account per day by fax.



                           How to contact Pioneer

     By phone
     For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

     To request a transaction using FactFone(SM) call 1-800-225-4321

     Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax
     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange privilege
     You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund.

     Excessive trading
     The fund discourages excessive and/or short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. These practices consist of:
     o Selling shares purchased within the preceding 90 days;
     o Two or more purchases and redemptions in any 90-day period; or
     o  Any other series of transactions indicative of a timing pattern

     If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.


Pioneer Fund Shareholder Account Policies

   Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

   o  Requesting certain types of exchanges or sales of Pioneer Fund shares

   o  Redeeming shares for which you hold a share certificate

   o  Requesting certain types of changes for your existing account

   You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.


   Exchange Limitation. You may make up to four exchanges of $25,000 or more per account per calendar year out of each Pioneer Fund. Each Pioneer Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

   The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401 of the Code. The exchange limitation also may not apply to transactions made through an omnibus account for Pioneer Fund shares.

   Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

   Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.

   Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

   Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

   Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

   Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.


Dividends and Capital Gains

   Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November. Each Pioneer Fund generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


Taxes

   For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable either as ordinary income or, if so designated by the fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate.

   Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


   You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.


   You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.


     MATERIAL PROVISIONS OF THE MANAGEMENT AGREEMENTS AND THE SUB-ADVISORY
                                   AGREEMENTS

Management Agreement -- Oak Ridge Funds

   The following is a summary of the material terms of the Oak Ridge Funds' existing investment advisory agreement with Oak Ridge (the "Oak Ridge Advisory Agreement").

   Services. Under the terms of the Oak Ridge Advisory Agreement, Oak Ridge manages the funds' investments and business affairs, subject to the supervision of the board of directors. At its expense, Oak Ridge provides office space and all necessary office facilities, equipment and personnel for managing the investments of the funds.

   Compensation. As compensation under the Oak Ridge Advisory Agreement, the Small Cap Fund pays Oak Ridge an annual advisory fee of 0.75% of the fund's average daily net assets and the Large Cap Fund pays Oak Ridge an annual advisory fee of 0.60% of the fund's average daily net assets. The advisory fee is accrued daily and paid monthly. For the fiscal year ended November 30, 2003, the Small Cap Fund and Large Cap Fund incurred $35,479 and $0, respectively, in advisory fees. Absent waiver/reimbursement the funds would have incurred $104,323 and $48,524, respectively, in advisory fees.

   Pursuant to a separate expense limitation agreement (the "Expense Limitation Agreement"), Oak Ridge has agreed to reduce its compensation as provided for in the Oak Ridge Advisory Agreement and/or assume expenses for the funds to the extent necessary to ensure that the total operating expenses of each fund's Class A shares do not exceed 2.00% and the total operating expenses of Small Cap Fund's Class C shares do not exceed 2.75% of average daily net assets on an annual basis. Oak Ridge is entitled to recoup such amounts for a period of up to three years from the date Oak Ridge reduced its compensation and/or assumed expenses for the funds. For the fiscal year ended November 30, 2003, Oak Ridge waived advisory fees totaling $68,844 for the Small Cap Fund and $62,616 for the Large Cap Fund pursuant to the Expense Limitation Agreement.


   Term. The Oak Ridge Advisory Agreement continues in effect for successive annual periods, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

   Limitation of Liability. The Oak Ridge Advisory Agreement provides that Oak Ridge shall not be subject to liability to the funds or to any shareholder of the funds for any act or omission in the course of, or connected with, rendering advisory services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Oak Ridge.

   Continuance and Termination. The Oak Ridge Advisory Agreement continues from year to year subject to approval of its continuance at least annually by the vote of (1) a majority of your fund's independent directors, cast in person at a meeting called for the purpose of voting on such approval or (2) a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act) of each fund. The Oak Ridge Advisory Agreement may be terminated at any time, without penalty, by a majority of your fund's independent directors or by the shareholders of the fund acting by vote of at least a majority of its outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act), provided that 60 days' written notice of termination be given to Oak Ridge. The Oak Ridge Advisory Agreement may also be terminated by Oak Ridge at any time by giving 60 days' written notice of termination to the fund, and will terminate automatically in the event of its assignment.


Management Agreements -- Pioneer Funds

   The following is a summary of the material terms of the Pioneer Funds' investment management agreements with Pioneer (the "Pioneer Management Agreement"). Since each Pioneer Management Agreement is substantially identical except for the rate at which advisory fees are paid to Pioneer, they are described collectively below.

   Services. Under the Pioneer Management Agreement, Pioneer, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. Pioneer provides for such investment program through the retention of Oak Ridge as subadviser. In addition, Pioneer:

   o pays the fee of Oak Ridge as subadviser and supervises Oak Ridge's activities as subadviser;

   o advises the fund in connection with policy decisions to be made by the trustees;

   o  provides day-to-day administration; and

   o provides required reports and recommendations to the trustees and maintains the records of the fund.

   Under the Pioneer Management Agreement, Pioneer pays all expenses not specifically assumed by the Pioneer Funds where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund. Under the Pioneer Management Agreement, each fund assumes the following expenses: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 under the Investment Company Act; (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), Pioneer Investment Management USA Inc. or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; and (m) expenses incurred (i) as a result of a change in the law or regulations, (ii) as a result of a mandate from the board of trustees with associated costs of a character generally assumed by similarly structured investment companies or (iii) that is similar to the expenses listed in the existing contract.


   Compensation. Pioneer Small Cap Fund pays an investment management fee, accrued daily and paid monthly in arrears, to Pioneer equal on an annual basis to 0.85% of the average daily net assets of the fund up to $1 billion and 0.80% of the average daily net assets of the fund over $1 billion. Pioneer Large Cap Fund pays an investment management fee, accrued daily and paid monthly in arrears, to Pioneer equal on an annual basis to 0.75% of the average daily net assets of the fund up to $1 billion and 0.70% of the average daily net assets of the fund over $1 billion. Because neither fund is operational and does not expect to be operational until the consummation of the reorganization, the funds have not yet paid any management fees.

   As described above, Pioneer has agreed to limit, until November 30, 2004, Class A operating expenses (other than extraordinary expenses) of Pioneer Small Cap Fund to 1.75% and Class A operating expenses (other than extraordinary expenses) of Pioneer Large Cap Fund to 1.50% of the average daily net assets attributable to the respective Class A shares of each Pioneer Fund by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the respective Pioneer Fund. The portion of fund expenses attributable to Class C shares of Pioneer Small Cap Fund will be reduced to the extent such expenses are reduced for Class A shares of Pioneer Small Cap Fund.

   Term. The Pioneer Management Agreement will take effect on the closing date of the reorganization and will remain in effect for two years. Thereafter, the Pioneer Management Agreement will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

   Limitation of Liability. The Pioneer Management Agreement provides that Pioneer is not liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Pioneer, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

   Continuance and Termination. Except as described above, the Pioneer Management Agreement continues from year to year subject to annual approval of its continuance by (1) a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, or (2) by a majority of the fund's outstanding voting securities, as defined in the Investment Company Act. The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by Pioneer. The contract terminates automatically in the event of its assignment.


Sub-Advisory Agreements -- the Pioneer Funds

   Oak Ridge will serve as subadviser to each Pioneer Fund pursuant to a sub-advisory agreement between Pioneer and Oak Ridge (as defined previously above, each a "Sub-Advisory Agreement"). The following is a summary of certain of the material terms of each Sub-Advisory Agreement. Because each Sub-Advisory Agreement is substantially identical except for the rate at which subadvisory fees are paid to Oak Ridge, they are described collectively below.

   Services. Under the Sub-Advisory Agreement, Oak Ridge will, subject to the supervision of Pioneer and the board of trustees of the fund, regularly provide the fund with investment research, advice and supervision and shall furnish continuously an investment program for the fund, consistent with the investment objective and policies of the fund. Oak Ridge will also provide assistance to Pioneer with respect to the voting of proxies for the fund as Pioneer may request. Oak Ridge shall maintain certain books and records with respect to the fund's securities transactions and will cooperate with and provide reasonable assistance to Pioneer, the fund, and the fund's other agents and representatives with respect to requests for information and preparation of regulatory filings and reports. Oak Ridge will bear its own costs of providing services under the Sub-Advisory Agreement.

   Compensation. Pioneer will pay Oak Ridge a monthly fee equal on an annual basis to the following percentages of the actual management fee received by Pioneer from each fund:



Pioneer Small Cap Fund Assets                                                    Rate
---------------------------------------------------------------------------   ----------
  First $250 Million ......................................................      0.50%
  Greater than $250 Million and less than or equal to $500 Million ........      0.45%
  Greater than $500 Million and less than or equal to $750 Million ........      0.40%
  Greater than $750 Million ...............................................      0.35%


Pioneer Large Cap Fund Assets                                                    Rate
---------------------------------------------------------------------------   ----------
  First $250 Million.......................................................      0.45%
  Greater than $250 Million and less than or equal to $500 Million.........      0.40%
  Greater than $500 Million and less than or equal to $750 Million.........      0.35%
  Greater than $750 Million................................................      0.30%

   Limitation of Liability. The Sub-Advisory Agreement provides that Oak Ridge shall not be liable to Pioneer or the fund for any losses, claims, damages, liabilities or litigation incurred or suffered by Pioneer or the fund as a result of any error of judgment or mistake of law by Oak Ridge with respect to the fund, except that Oak Ridge shall be liable for and shall indemnify Pioneer and the fund from any loss arising out of or based on (i) Oak Ridge being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or statement of additional information or any written guidelines or instructions provided in writing to Oak Ridge by the trustees of the fund or Pioneer, (ii) Oak Ridge causing the fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of an act or omission of Oak Ridge, unless acting at the direction of Pioneer, (iii) Oak Ridge's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement, or (iv) the fund being in violation of any applicable federal or state law, rule or regulation or any written guidelines or instructions provided in writing to Oak Ridge by the trustees of the fund or Pioneer by reason of any action or inaction by Oak Ridge.


   Term and Termination. The Sub-Advisory Agreement shall remain in force provided its continuance is approved prior to December 31, 2004 by a majority of the independent trustees and by either (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of the fund. The Sub-Advisory Agreement may be terminated at any time on not more than sixty (60) days' nor less than thirty (30) days' written notice without penalty by (a) Pioneer, (b) the fund's board of trustees, (c) a majority of the fund's outstanding voting securities, as defined in the Investment Company Act, or (d) Oak Ridge. The Sub-Advisory Agreement shall automatically terminate in the event of its assignment or upon termination of the Pioneer Management Agreement.



                   COMPARISON OF THE FUNDS' RULE 12b-1 PLANS

Pioneer Funds' Rule 12b-1 Plan

   As described above, the Pioneer Funds have adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plan") and for its Class C shares (the "Class C Plan," and together with the Class A Plan, a "Plan"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

   Compensation and Services. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class C Plan is a compensation plan, which means that the amount of payments under the Plan are not linked to PFD's expenditures. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

   Trustee Approval and Oversight. The Plan was approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at a meeting called for the purpose of voting on the Plans on October 6, 2003.

Pursuant to each Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

   Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.


Oak Ridge Funds' Rule 12b-1 Plan

   The funds have adopted Rule 12b-1 plans for their Class A shares (the "Oak Ridge Class A Plan") and Class C shares (the "Oak Ridge Class C Plan," and together with the Oak Ridge Class A Plan, the "Oak Ridge Plans").

   Compensation and Services. The Oak Ridge Plans are compensation plans, which means that the amount of payments under the Oak Ridge Plans are not linked to the expenses of the Oak Ridge Funds' distributor. Under the Oak Ridge Class A Plan, each fund is required to pay the distributor a distribution fee for the promotion and distribution of the Class A shares of 0.25% per annum of the average daily net assets of the relevant fund attributable to the Class A shares. The Oak Ridge Class C Plan requires each fund to pay the distributor (i) a distribution fee of 0.75% per annum of the average daily net assets of the relevant fund attributable to the Class C shares, and (ii) a service fee for personal services provided to shareholders and/or the maintenance of shareholder accounts of 0.25% per annum of the average daily net assets of the relevant fund attributable to the Class C shares. Under both Oak Ridge Plans, the distributor is authorized to, in turn, pay all or a portion of the fee it receives from the funds to any securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of fund shares or, with respect to the Class C shares only, who provide certain shareholder services to the holders of such class of shares, pursuant to a written agreement. To the extent such fee is not paid to such persons, the distributor may use the fee for its own distribution expenses incurred in connection with the sale of the funds' shares and, with respect to the Class C shares only, for any of its shareholder servicing expenses incurred in connection with servicing the holders of such class of shares.

   Director Approval and Oversight. The Oak Ridge Plans have been approved by the board of directors of the funds, including a majority of independent directors voting separately at an in-person meeting called for the purpose of voting on the Oak Ridge Plans. Pursuant to the Oak Ridge Plans, the distributor will provide each fund with a written report of the amounts expended under the Oak Ridge Plans and the purpose for which these expenditures were made. The directors review these reports on a quarterly basis.

   Term, Termination and Amendment. The Oak Ridge Plans' adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Oak Ridge Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Oak Ridge Plans must also be approved by the directors as provided in Rule 12b-1.


        COMPARISON OF MARYLAND CORPORATION AND DELAWARE STATUTORY TRUST

Characteristics of the Oak Ridge Funds (each a series of a Maryland
Corporation)


   o Governance and Management. Each Oak Ridge Fund is a series of Oak Ridge Funds, Inc., a Maryland corporation. The governing instruments of Oak Ridge Funds, Inc. are its articles of incorporation and by-laws. The business of each fund is managed under the direction of Oak Ridge Funds, Inc.'s board of directors. The directors, in addition to reviewing the actions of the funds' investment adviser, decide upon matters of general policy at their regular meetings. The officers of Oak Ridge Funds, Inc. supervise the business operations of each fund.



   o Share Capital and Classes. Oak Ridge Funds, Inc. is authorized to issue shares of common stock in series and classes, and currently offers two series of shares: Small Cap Equity Fund and Large Cap Equity Fund. The shares of common stock of each fund are further divided into two classes:
      Class A and Class C. Each share of common stock of each class of shares of each fund is entitled to one vote on all questions, except that any matter which affects only one or more series or classes must be voted on separately by the affected series or class. Each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares of each fund bears its own expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 Plan as it relates to that class.

   o Meetings. Under Maryland law, Oak Ridge Funds, Inc., as a registered open-end investment company, is not required to hold annual shareholder meetings. Unless otherwise required by the Investment Company Act, Oak Ridge Funds, Inc., has no intention of holding annual meetings of shareholders. Pursuant to the by-laws of Oak Ridge Funds, Inc., special meetings of shareholders may be called at any time by the president, the secretary or by a majority of the board of directors or upon the written request of the holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.

   o Liability of Shareholders. Maryland law provides that stockholders of a Maryland corporation (such as Oak Ridge Funds, Inc.) are not generally subject to liability for the debts or obligations of the corporation.


Characteristics of the Pioneer Funds (each a series of a Delaware statutory trust)

   o Governance and Management. Each Pioneer Fund is a series of Pioneer Series Trust I, a Delaware statutory trust. The governing instrument of Pioneer Series Trust I is its Agreement and Declaration of Trust (the "Declaration of Trust"). The Trustees of Pioneer Series Trust I are responsible for the management and supervision of each Pioneer Fund

   o Share Capital and Classes. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Pioneer Fund without par value. As of the date of this prospectus and proxy statement, the Trustees have authorized shares of each Pioneer Fund and have authorized the issuance of five classes of shares of each Pioneer Fund, designated as Class A, Class B, Class C, Class R and Class Y. The shares of each class represent an equal proportionate interest in the aggregate net assets attributable to that class of the Pioneer Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of each Pioneer Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of their Pioneer Fund available for distribution to these shareholders. Shares of each class entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights, except that under certain circumstances Class B shares may convert into Class A shares.

   o Meetings. Under Delaware law, Pioneer Series Trust I is not required to hold annual shareholder meetings for either Pioneer Fund. Unless otherwise required by the Investment Company Act, the Pioneer Funds have no intention of holding annual meetings of shareholders. Pursuant to the Declaration of Trust, shareholders have power to vote only on certain matters, including (a) the election and removal of trustees; (b) approval of any investment management agreement; (c) termination of Pioneer Series Trust I or a Pioneer Fund in certain instances; (d) certain amendments to the Declaration of Trust; and (e) such additional matters relating to the trust as may be required by law or as the Trustees may consider desirable.

   o Liability of Shareholders. Delaware law affords shareholders of a Delaware statutory trust with the same protections afforded stockholders of a Delaware corporation, which means shareholders are not generally subject to liability for the debts or obligations of the statutory trust unless the entity's declaration of trust provides otherwise. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Pioneer Fund and provides for indemnification out of the Pioneer Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder.

FINANCIAL HIGHLIGHTS


   This table shows the financial performance for the past five fiscal years and most recent six-month fiscal period of Small Cap Fund and for the period from the commencement of operations of Large Cap Fund to May 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in an Oak Ridge Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information for the fiscal years ended November 30 of each year has been audited by PricewaterhouseCoopers LLP, the funds' independent auditors. Their report and the Oak Ridge Funds' financial statements are included in their annual and semi-reports, which are available upon request. The information for the semi-annual period ended May 31, 2003 has not been audited.



                       Small Cap Fund -- Class A Shares



                                                             For the
                                                           Six Months
                                                              Ended
                                                             May 31,           Year Ended           Year Ended
                                                              2003              Nov. 30,             Nov. 30,
                                                           (Unaudited)            2002                 2001
                                                        ----------------    ----------------    ------------------
Per share data:
Net asset value, beginning of period ..................   $     14.43         $     18.58          $     21.75
                                                        ----------------    ----------------    ------------------
Income from investment operations:
 Net investment loss ..................................         (0.10)(1)           (0.22)(2)            (0.24)(1)
 Net realized and unrealized gains (losses) on
  investments .........................................          1.55               (1.91)                0.75
                                                        ----------------    ----------------    ------------------
Total from investment operations ......................          1.45               (2.13)                0.51
                                                        ----------------    ----------------    ------------------
Less distributions from net realized gains ............            --               (2.02)               (3.68)
                                                        ----------------    ----------------    ------------------
Net asset value, end of period ........................   $     15.88         $     14.43          $     18.58
                                                        ================    ================    ==================
Total Return(3) .......................................         10.05%(5)          (13.30)%               0.78%
Supplemental data and ratios:
Net assets, end of period .............................   $13,115,947         $12,145,347          $14,419,175
Ratio of expenses to average net assets:
Before expense waiver .................................          2.58%(6)            2.34%                2.15%
After expense waiver ..................................          2.00%(6)            2.00%                2.00%
Ratio of net investment loss to average net assets:
Before expense waiver .................................         (2.00)%(6)          (1.74)%              (1.40)%
After expense waiver ..................................         (1.42)%(6)          (1.40)%              (1.25)%
Portfolio turnover rate(4) ............................             23%                 46%                 40%


                                                            Year Ended         Year Ended         Year Ended
                                                             Nov. 30,           Nov. 30,           Nov. 30,
                                                               2000               1999               1998
                                                        ----------------    ----------------    ------------------
Per share data:
Net asset value, beginning of period ..................   $     19.60         $     16.73          $     19.84
                                                        ----------------    ----------------    ------------------
Income from investment operations:
 Net investment loss ..................................         (0.28)(1)           (0.27)(1)            (0.18)(1)
 Net realized and unrealized gains (losses) on
  investments .........................................          2.43                3.18                (1.67)
                                                        ----------------    ----------------    ------------------
Total from investment operations ......................          2.15                2.91                (1.85)
                                                        ----------------    ----------------    ------------------
Less distributions from net realized gains ............            --               (0.04)               (1.26)
                                                        ----------------    ----------------    ------------------
Net asset value, end of period ........................       $ 21.75         $     19.60          $     16.73
                                                        ================    ================    ==================
Total Return(3) .......................................         10.97%              17.41%               (9.82)%
Supplemental data and ratios:
Net assets, end of period .............................   $14,908,546         $14,001,255          $13,215,299
Ratio of expenses to average net assets:
Before expense waiver .................................          2.09%               2.50%                2.65%
After expense waiver ..................................          2.00%               2.00%                1.89%
Ratio of net investment loss to average net assets:
Before expense waiver .................................         (1.22)%             (1.98)%              (1.89)%
After expense waiver ..................................         (1.13)%             (1.48)%              (1.13)%
Portfolio turnover rate(4) ............................            46%                64%                   57%


----------
(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)  The total return calculation does not reflect the 4.25% sales load.
(4) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(5)  Not annualized.
(6)  Annualized.

                       Small Cap Fund -- Class C Shares


                                                            For the
                                                           Six Months
                                                             Ended
                                                            May 31,            Year Ended           Year Ended
                                                              2003              Nov. 30,             Nov. 30,
                                                          (Unaudited)             2002                 2001
                                                        ----------------    ----------------    ------------------
Per share data:
Net asset value, beginning of period ...............         $  13.71            $  17.88           $    21.18
                                                        ----------------    ----------------    ------------------
Income from investment operations:
 Net investment loss ...............................            (0.15)(1)           (0.33)(2)            (0.38)(1)
 Net realized and unrealized gains (losses) on
  investments ......................................             1.47               (1.82)                0.76
                                                        ----------------    ----------------    ------------------
Total from investment operations ...................             1.32               (2.15)                0.38
                                                        ----------------    ----------------    ------------------
Less distributions from net realized gains .........               --               (2.02)               (3.68)
                                                        ----------------    ----------------    ------------------
Net asset value, end of period .....................         $  15.03            $  13.71           $    17.88
                                                        ================    ================    ==================
Total Return .......................................             9.63%(4)          (14.01%                0.09%
Supplemental data and ratios:
Net assets, end of period ..........................         $831,152            $852,876           $1,279,248
Ratio of expenses to average net assets:
Before expense waiver ..............................             3.33%(5)            3.09%                2.90%
After expense waiver ...............................             2.75%(5)            2.75%                2.75%
Ratio of net investment loss to average net assets:
Before expense waiver ..............................           (2.75)%(5)           (2.49)%              (2.15)%
After expense waiver ...............................           (2.17)%(5)           (2.15)%              (2.00)%
Portfolio turnover rate(3) ...........................             23%                 46%                  40%



                                                           Year Ended         Year Ended           Year Ended
                                                            Nov. 30,           Nov. 30,             Nov. 30,
                                                              2000               1999                 1998
                                                        ----------------    ----------------    ------------------
Per share data:
Net asset value, beginning of period ...............       $    19.24          $    16.54           $    19.75
                                                        ----------------    ----------------    ------------------
Income from investment operations:
 Net investment loss ...............................            (0.48)(1)           (0.46)(1)            (0.34)(2)
 Net realized and unrealized gains (losses) on
  investments ......................................             2.42                3.20                (1.61)
                                                        ----------------    ----------------    ------------------
Total from investment operations ...................             1.94                2.74                (1.95)
                                                        ----------------    ----------------    ------------------
Less distributions from net realized gains .........               --               (0.04)               (1.26)
                                                        ----------------    ----------------    ------------------
Net asset value, end of period .....................       $    21.18          $    19.24           $    16.54
                                                        ================    ================    ==================
Total Return .......................................            10.08%              16.58%              (10.40)%
Supplemental data and ratios:
Net assets, end of period ..........................       $1,330,540          $1,497,642           $1,255,930
Ratio of expenses to average net assets:
Before expense waiver ..............................             2.84%               3.25%                3.39%
After expense waiver ...............................             2.75%               2.75%                2.63%
Ratio of net investment loss to average net assets:
Before expense waiver ..............................            (1.97)%             (2.73)%              (2.63)%
After expense waiver ...............................            (1.88)%             (2.23)%              (1.87)%
Portfolio turnover rate(3) .........................               46%                 64%                  57%


----------

(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(4)  Not annualized.
(5)  Annualized.

                       Large Cap Fund -- Class A Shares



                                                         For the
                                                        Six Months
                                                          Ended
                                                         May 31,              Year Ended
                                                           2003                Nov. 30,
                                                       (Unaudited)               2002
                                                      -------------        ---------------
Per share data:
Net asset value, beginning of period ..............   $     10.74             $    12.41
                                                      -------------        ---------------
Income from investment operations:
 Net investment loss2 .............................         (0.05)                 (0.10)
 Net realized and unrealized gains (losses) on
  investments .....................................          0.17                  (1.57)
                                                      -------------        ---------------
Total from investment operations ..................          0.12                  (1.67)
                                                      -------------        ---------------
Less distributions from capital gains .............         (0.62)
                                                      -------------
Net asset value, end of period ....................   $     10.24             $    10.74
                                                      =============        ===============
Total Return(4) ...................................          1.33%(3)             (13.46)%
Supplemental data and ratios:
Net assets, end of period .........................   $ 8,103,595             $8,068,996
Ratio of expenses to average net assets:
Before expense waiver .............................          2.83%(5)               3.21%
After expense waiver ..............................          2.00%(5)               2.00%
Ratio of net investment loss to average net assets:
Before expense waiver .............................         (1.92)%(5)             (2.21)%
After expense waiver ..............................         (1.09)%(5)             (1.00)%
Portfolio turnover rate ...........................            15%                    26%



                                                                                        March 1,
                                                                                         1999(1)
                                                       Year Ended      Year Ended       through
                                                        Nov. 30,        Nov. 30,        Nov. 30,
                                                          2001            2000            1999
                                                       ----------      ----------      ----------
Per share data:
Net asset value, beginning of period ..............    $    13.89      $    12.45      $    12.00
                                                       ----------      ----------      ----------
Income from investment operations:
 Net investment loss2 .............................         (0.07)          (0.09)          (0.05)
 Net realized and unrealized gains (losses) on
  investments .....................................         (1.41)           1.53            0.50
                                                       ----------      ----------      ----------
Total from investment operations ..................         (1.48)           1.44            0.45
                                                       ----------      ----------      ----------
Less distributions from capital gains .............
Net asset value, end of period ....................    $    12.41      $    13.89      $    12.45
                                                       ==========      ==========      ==========
Total Return(4) ...................................        (10.66)%         11.57%           3.75%(3)
Supplemental data and ratios:
Net assets, end of period .........................    $2,732,662      $2,529,629      $1,855,483
Ratio of expenses to average net assets:
Before expense waiver .............................          5.24%           4.72%           7.80%(5)
After expense waiver ..............................          2.00%           2.00%           2.00%(5)
Ratio of net investment loss to average net assets:
Before expense waiver .............................         (3.84)%         (3.40)%         (6.38)%(5)
After expense waiver ..............................         (0.60)%         (0.68)%         (0.58)%(5)
Portfolio turnover rate ...........................            19%             25%             52%


--------------
(1)  Commencement of operations.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  The total return calculation does not reflect the 4.25% sales load.
(5)  Annualized.

                      INFORMATION CONCERNING THE MEETING


Solicitation of Proxies

   In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of your fund; by personnel of your fund's investment adviser and your fund's transfer agent, U.S. Bancorp, by the Pioneer Funds' investment adviser (Pioneer) their transfer agent, PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to the Oak Ridge Funds at a cost of approximately $17,500. Pioneer will bear the cost of such solicitation.

   The funds may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the funds have in their records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Revoking Proxies

   An Oak Ridge Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

   o By filing a written notice of revocation with your fund's transfer agent, U.S. Bancorp Fund Services, LLC, c/o Oak Ridge Funds, Inc., P.O. Box 701, Milwaukee, WI 53201-701, or

   o By returning a duly executed proxy with a later date before the time of the Meeting, or

   o If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

   Being present at the Meeting alone does not revoke a previously executed and returned proxy. A shareholder must vote in person at the Meeting to revoke a previously executed and returned proxy.


Outstanding Shares and Quorum


   As of January 5, 2004, 793,157.113 Class A shares and 51,581.798 Class C shares of common stock of Small Cap Fund were outstanding and 801,321.927 shares of common stock of Large Cap Fund were outstanding. Only shareholders of record on January 5, 2004 (the "record date") are entitled to notice of and to vote at the Meeting. The presence in person or by proxy of one-third of shareholders of your fund entitled to cast votes at the Meeting will constitute a quorum.



Other Business

   Your fund's board of directors knows of no business to be presented for consideration at the Meeting other than the two reorganization proposals. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments

   If, by the time scheduled for the Meeting sufficient votes "for" the proposal have not been received, the presiding officer or secretary of the Meeting or holders of a majority of shares of a fund entitled to vote at the Meeting and present in person or by proxy may adjourn the Meeting to another date and time, and the Meeting may be held as adjourned at the date and time announced without further notice. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the initial record date set for the original Meeting (in which case the board of directors of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Shareholders' Proposals

   Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your fund at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603 within a reasonable time before any meeting. If the reorganization is completed, your fund will not hold another shareholder meeting.


Appraisal Rights


   If the reorganizations are approved at the Meeting, shareholders of your funds will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersedes state law. Shareholders of your funds, however, have the right to redeem their fund shares at net asset value until the closing date of the reorganizations. After the reorganization, shareholders of your funds will hold shares of the Pioneer Funds which may also be redeemed at net asset value subject to deferred sales charges (if any).



                       OWNERSHIP OF SHARES OF THE FUNDS



   To the knowledge of your fund, as of December 31, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Oak Ridge Funds. No shares of the Pioneer Funds were outstanding as of that date.



                       Small Cap Fund -- Class C Shares



--------------------------------------------------------------------------------
            Name and Address                % Ownership*     Type of Ownership
--------------------------------------------------------------------------------
 U.S. Bank, N.A. Custodian
 f/b/o Margaret P. McGuire IRA Rollover
 545 N. Eagle Island Road
 Kankakee, IL 60901-7551                         9.13%            Record
--------------------------------------------------------------------------------
 Wexford Clearing Services Corp.
 f/b/o Marie P. Rinaldi Trustee of
 Marie P. Rinaldi Living Trust
 516 N. Hamlin Avenue
 Park Ridge, IL 60068-2928                       8.07%            Record
--------------------------------------------------------------------------------


* Percentage ownership also represents pro-forma percentage ownership of the corresponding Pioneer Fund.



   As of December 31, 2003, the directors and officers of your fund, as a group, owned in the aggregate approximately 6.01% of the Class A shares and none of the Class C shares of Small Cap Fund outstanding on such date and approximately 1.42% of the Class A shares of Large Cap Fund on such date. No shares of the Pioneer Funds were outstanding as of that date.



EXPERTS

   The financial statements of each Oak Ridge Fund for the fiscal year ended November 30, 2002 are incorporated by reference into this proxy statement and prospectus from the most recent annual and semi-annual reports for the Oak Ridge Funds. The financial statements and financial highlights for each Oak Ridge Fund have been independently audited by PricewaterhouseCoopers LLP as stated in their report appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.


AVAILABLE INFORMATION

   The Oak Ridge Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                   EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION



   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this day of January, 2004, by and between Pioneer Series Trust I, a Delaware statutory trust (the "Acquiring Trust") on behalf of its series [Pioneer Oak Ridge Large Cap Growth Fund] [Pioneer Oak Ridge Small Cap Growth Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Oak Ridge Funds, Inc., a Maryland corporation (the "Company"), on behalf of [Oak Ridge Large Cap Equity Fund / Oak Ridge Small Cap Equity Fund] (the "Acquired Fund"), a series of the Company with its principal place of business at 10 South LaSalle Street, Chicago, Illinois 60603. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."


   This Agreement is intended to be and is adopted as a plan of "reorganization" as such term is used in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares [and Class C shares for the Small Cap Fund] of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of (i) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the Closing Date set forth below (the "Closing Date") and (ii) the liabilities of the Acquired Fund on the Closing Date with respect to its investment operations (but not the Acquired Fund's administrative or other non-investment affairs) that are both (a) not required by generally accepted accounting principles ("GAAP") to be included in the calculation of NAV and (b) are consistent with liabilities incurred by registered management investment companies in the ordinary course of their investment operations (i.e., not including any extraordinary obligations, including, but not limited to legal proceedings, shareholder claims and distribution payments) (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.


   WHEREAS, the Acquiring Trust and the Company are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest.


   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

   WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund, are in the best interests of the Acquired Fund shareholders.

   NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

   1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Class A Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value determined in the manner set forth in Paragraph 2.2 equal to the aggregate net asset value attributable to the Class A Shares of the Acquired Fund, (ii) [to issue to the Acquired Fund the number of Acquiring Fund Class C Shares with an aggregate net asset determined in the manner set forth in Paragraph 2.2 equal to the net asset value attributable to the Class C Shares with the Acquired Fund; and [(iii)] to assume the Assumed Liabilities, as set forth in Paragraph 1.3. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

   1.2(a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Company in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or to the extent agreed upon between the Company and the Acquiring Fund, be provided access to) copies of all records that the Company is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

   (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof), but will not, without the prior approval of the Acquiring Fund, acquire any additional securities of the type in which the Acquiring Fund is not permitted to invest in accordance with its fundamental investment policies and restrictions or any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

   1.3 The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing. The Acquiring Fund shall assume all of the Assumed Liabilities at Closing.

   1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Company shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, (i) to the Class A Acquired Fund Shareholders, the Class A Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof and (ii) to the Class C Acquired Fund Shareholders, the Class C Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the Company instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Acquired Fund Shareholders. The Company shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. The Acquired Fund Shareholders holding certificates representing their ownership of common shares of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to Pioneer Investment Management Shareholder Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund, but shall evidence ownership of Acquiring Fund Shares as determined in accordance with Paragraph
1.1. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered by an Acquired Fund Shareholder, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to such Acquired Fund Shareholder, but such Acquired Fund Shareholder may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

   1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7 The Acquired Fund shall effect, following the Closing Date, the transfer of the Acquired Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Assumed Liabilities by the Acquiring Fund, and the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders pursuant to Paragraph 1.4, and the Acquired Fund shall be dissolved under the laws of the State of Maryland.

   1.8 Any reporting responsibility of the Company with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Company.

   2. VALUATION

   2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Assets shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information; provided, however, if the Acquiring Fund has no assets as of the Closing Date (other than a nominal amount of assets represented by shares issued to the Acquiring Fund Adviser, or its affiliate, as the initial shareholder of the Acquiring Fund), the NAV of each Acquiring Fund Share shall be the same as the NAV of each share of the Acquired Fund. The NAV of the Acquired Assets shall be computed by U.S. Bancorp Fund Services, LLC (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the face of the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Section
5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm the NAV of the Acquired Assets.


   2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Assets, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

   2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

   3. CLOSING AND CLOSING DATE


   3.1 The Closing Date shall be             , 2004 or such later date as the
parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided (the "Closing"). The Closing shall be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.


   3.2 Portfolio securities that are not held in book-entry form in the name of U.S. Bank, N.A. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquired Fund Custodian by recording the transfer of beneficial ownership thereof on the Acquired Fund Custodian's records.

   3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets. Any cash delivered shall be in the form of currency or by the Acquired Fund Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund Custodian with immediately available funds by wire transfer pursuant to instruction delivered prior to Closing.

   3.4 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Assets pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of beneficial interest of the Acquired Fund owned by each such Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Company and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Company's records by such officers or one of the Company's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the

Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

   4. REPRESENTATIONS AND WARRANTIES

   4.1 Except as set forth on Schedule 4.1 hereto, the Company, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warrantees and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

       (a) The Acquired Fund is a series of the Company. The Company is a corporation validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Company and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect. The Acquired Fund is a diversified investment company under the Investment Company Act;

       (c) The Company is not in violation of, and the execution, delivery and performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Company's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Company is a party or by which the Acquired Fund or any of its assets are bound;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

       (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

       (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in net asset value as of and for the period ended November 30, 2002 has been audited by PricewaterhouseCoopers, independent certified public accountants, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities of the Acquired Fund to be delivered as of the Closing Date pursuant to Paragraph 5.7 will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

       (g) Since November 30, 2002, except as specifically disclosed in the Acquired Fund's prospectus, statement of additional information as in effect on the date of this Agreement, or in the Acquired Fund's semi-annual report for the period ended May 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

       (h) (A) For each taxable year of its operation since its inception (including the current taxable year), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

          (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

          (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired
       Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
       (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

          (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

          (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

          (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

          (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

          (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

          (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and

          (R) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

       (i) The authorized capital of the Acquired Fund consists of 500,000,000 shares of Common Stock, $0.01 par value per share. All issued and outstanding shares of Common Stock of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of Common Stock of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of the Acquired Fund, nor is there outstanding any security convertible into any of its shares of the Acquired Fund;

       (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

       (k) The Company has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

       (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the

   Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934 as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

       (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement;

       (o) All of the issued and outstanding shares of Common Stock of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

       (p) The prospectus and statement of additional information of the Acquired Fund, each dated March 31, 2003 (collectively, the "Acquired Fund Prospectus"), and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

       (q) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Company with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

       (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

       (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment
   Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment
   Advisers Act") or Rule 206(4)-4(b) thereunder or of a broker-dealer under
   Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under
   Section 9 of the Investment Company Act; and

       (t) The Acquired Fund tax representation certificate to be delivered by the Acquired Fund to the Acquiring Fund and Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

      (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a series of the Acquiring Trust and has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted. The Acquiring Fund will have no issued or outstanding shares prior to the Closing Date, other than those issued to Pioneer Investment Management, Inc. (or one of its affiliates) which shall be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund;

      (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;


      (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated , 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


      (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

      (g) The Acquiring Fund intends to elect to qualify as a regulated investment company under Section 851 of the Code. The Acquiring Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Trust currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (h) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

      (i) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (j) The information to be furnished by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (k) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

      (l) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (m) The Acquiring Fund tax representation certificate to be delivered by the Acquiring Fund to the Acquired Fund and Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   5. COVENANTS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

   5.2 The Company will call a special meeting of Acquired Fund Shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

   5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement on Form N-14 relating to the Reorganization. The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

   5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund's shares.

   5.6 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Assets as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Company's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Company.

   5.8 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

   5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Company shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and shall not take any position inconsistent with such treatment.

   5.10 From and after the date of this Agreement and through the time of the Closing on the Closing Date, the Acquired Fund shall use its commercially reasonable efforts to cause the Acquired Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquired Fund from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

   5.11 The Acquired Fund shall prepare, or cause to be prepared all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made with respect to any such Tax Returns.

   6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

   6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Paragraph 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

   6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

   6.4 The Acquired Fund shall have received at the Closing a favorable opinion of counsel, who may be an employee or officer of Pioneer Investment Management, Inc. (based upon or subject to such representations, assumptions and limitations as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form reasonably satisfactory to Acquired Fund, including, without limitation, opinions substantially to the effect that (a) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders pursuant to this Agreement are duly registered under the Securities Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof, and (b) the Registration Statement has become effective with the Commission and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

   6.5 The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby; and

   6.6 The Sub-Advisory Agreement between Oak Ridge Investments LLC and Pioneer Investment Management, Inc. relating to the Acquiring Fund shall have been executed and be in effect.

   7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

   7.1 All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 The Company shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer or Assistant Treasurer;

   7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Company on behalf of the Acquired Fund by its President or Secretary and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

   7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

   7.5 The Acquiring Fund shall have received at the Closing a favorable opinion of counsel, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Fund; and

   7.6 With respect to the Acquired Fund, the Board of Directors of the Company shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

   8. FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Fund's Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

   8.4 Each of the Acquiring Fund's Registration Statement on Form N-14 and the Registration Statement on Form N-1A (and reflecting the Acquiring Fund as the accounting successor of the Acquired Fund and including the performance of the Acquired Fund's Class A shares as the historical performance of the Acquiring Fund's Class A, Class B, Class C, Class R and Class Y shares) shall have become effective under the Securities Act and no stop orders suspending the effectiveness of either of such Registration Statements shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

   8.5 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Company and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of common stock of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

   9. BROKERAGE FEES AND EXPENSES

   9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay all expenses of the Acquired Fund and the Acquiring Fund associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

   10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

   11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

      (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

      (c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

      (d) by resolution of the Company's Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund Shareholders; or

      (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to , 2004 or such other date as the parties may mutually agree upon in writing.

   11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Company or the Acquired Fund, or the directors, trustees or officers of the Company, or the Acquired Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

   12. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Company pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

   13. NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Oak Ridge Investments, LLC, 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603, Attention: Sam Wegbreit; with copies to: Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, Attention Carol A. Gehl, Esq., and the Acquiring Fund c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

   14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Company shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Articles of Incorporation of the Company, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and the directors of the Company and this Agreement has been executed by authorized officers of the Acquiring Trust and the Company, acting as such, and neither such authorization by such trustees or directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Articles of Incorporation of the Company, respectively.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest: OAK RIDGE FUNDS, INC. on behalf of [Oak Ridge Large Cap Equity Fund/ Oak Ridge Small Cap Equity Fund]


By: ----------------------------------    By: ----------------------------------
Name:                                     Name:
Title:                                    Title:




Attest: PIONEER SERIES TRUST I on behalf of [Pioneer Oak Ridge Large Cap Growth Fund/
                                          Pioneer Oak Ridge Small Cap Growth
                                          Fund]


By: ----------------------------------    By: ----------------------------------
Name:                                     Name:
Title:                                    Title:

           SCHEDULE 4.1 TO THE AGREEMENT AND PLAN OF REORGANIZATION

Annex A


                       TAX REPRESENTATION CERTIFICATE OF


[PIONEER OAK RIDGE LARGE CAP GROWTH FUND / PIONEER OAK RIDGE SMALL CAP GROWTH
                                     FUND]

This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization made as of
      , 2004 between Pioneer Series Trust I, a Delaware statutory Trust (the "Acquiring Trust") on behalf of its series [Pioneer Oak Ridge Large Cap Growth Fund / Pioneer Oak Ridge Small Cap Growth Fund] ("Acquiring Fund") and Oak Ridge Funds, Inc., a Maryland Corporation, on behalf of [Oak Ridge Large Cap Equity Fund / Oak Ridge Small Cap Equity Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").


   The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

   1. Acquiring Fund is a statutory trust established under the laws of the State of Delaware, and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no issued and outstanding shares of Acquiring Fund prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund.

   2. Neither Acquiring Fund nor any person treated as related to Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) nor any partnership of which Acquiring Fund or any such related person is a partner has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under
Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a registered open-end investment company to redeem its own shares.

   3. After the transaction, Acquiring Fund will continue the historic business of Acquired Fund or will use a significant portion of the historic business assets acquired from Acquired Fund in the ordinary course of a business.

   4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume expenses, if any, incurred by any Acquired Fund shareholders in connection with the transaction.

   6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

   7. Acquiring Fund will properly elect to be treated as a regulated investment company under Subchapter M of the Code and will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

   8. Acquiring Fund meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F) of the Code.

   9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

   11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquiring Fund will not furnish any consideration in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

   12. Immediately following the transaction, Acquired Fund shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for Acquired Fund assets.

   13. The transaction is being undertaken for valid and substantive business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

   14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

   15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquiring Fund.


                                   * * * * *

   The undersigned officer of Acquiring Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver to Hale and Dorr LLP immediately a written notice to that effect.



                                       PIONEER SERIES TRUST I ON BEHALF OF
                                       [PIONEER OAK RIDGE LARGE CAP GROWTH
                                       FUND/
                                       PIONEER OAK RIDGE SMALL CAP GROWTH FUND]



                                       BY: ----------------------------------


                                         NAME: ------------------------------


                                         TITLE: -----------------------------



Dated: ______________, 2004

Annex B


                       TAX REPRESENTATION CERTIFICATE OF

                            [OAK RIDGE FUNDS, INC]
ON BEHALF OF [OAK RIDGE LARGE CAP EQUITY FUND / OAK RIDGE SMALL CAP EQUITY
                                     FUND]



   This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization made as of
[                ], 2004 between Pioneer Series Trust I, a Delaware statutory
Trust on behalf of its series, [Pioneer Oak Ridge Large Cap Growth Fund / Pioneer Oak Ridge Small Cap Growth Fund] ("Acquiring Fund") and Oak Ridge Funds, Inc., a Maryland Corporation (the "Company"), on behalf of [Oak Ridge Large Cap Equity Fund / Oak Ridge Small Cap Equity Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").


   The undersigned officer of the Company, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

   1. Acquired Fund is a series of Oak Ridge Funds, Inc, a Maryland corporation, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

   2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

   3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)) nor any partnership in which the Acquired Fund or any such related person is a partner has redeemed, acquired or otherwise made any distributions with respect to any shares of the Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of shareholders of Acquired Fund to engage in any transaction with the Acquired Fund, the Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as an open-end investment company.

   4. In the transaction, Acquired Fund will transfer its assets and liabilities to Acquiring Fund such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which, together with transaction expenses, constitute less than 1% of the assets of Acquired Fund.

   5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

   6. The Acquired Fund Liabilities assumed by Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund does not have any liabilities of any kind other than the Acquired Fund Liabilities assumed by the Acquiring Fund.

   7. As or the Closing Date, the adjusted basis and the fair market value of the Acquired Fund assets transferred to Acquiring Fund will equal or exceed the sum of the Acquired Fund Liabilities assumed by Acquiring Fund within the meaning of Section 357(d) of the Internal Revenue Code of 1986, as amended (the "Code").

   8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation section 1.368-1(d), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan or reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation section 1.368-1(d), which provides that a corporation's historic business assets are the assets used in its historic business.

   9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives, and its other properties, if any, pursuant to the transaction and will be liquidated promptly thereafter.

   10. The expenses of Acquired Fund incurred by it in connection with the transaction which are to be assumed by Acquiring Fund, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

   11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

   12. Acquired Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies as such as of the time of the Closing on the Closing Date.

   13. Acquired Fund meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F) of the Code.

   14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   15. Acquired Fund does not pay compensation to any shareholder-employee.

   16. Immediately following the transaction, Acquired Fund shareholders will own all of the outstanding Acquiring Fund Shares issued to Acquired Fund pursuant to the transaction and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

   17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

   18. The transaction is being undertaken for valid and substantial business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

   19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquired Fund.


                                   * * * * *

   The undersigned officer of Acquired Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver to Hale and Dorr LLP immediately a written notice to that effect.


                                       OAK RIDGE FUNDS, INC, ON BEHALF OF
                                       [OAK RIDGE LARGE CAP EQUITY FUND/
                                       OAK RIDGE SMALL CAP EQUITY FUND]


                                       BY: ----------------------------------


                                         NAME: ------------------------------


                                         TITLE: -----------------------------



Dated: __________, 2004


                      THREE EASY WAYS TO VOTE YOUR PROXY.

TO VOTE BY TELEPHONE            TO VOTE BY INTERNET             TO VOTE BY MAIL
1) Read the Proxy               1) Read the Proxy Statement     1) Read the Proxy Statement.
   Statement and have the          and have the Proxy card      2) Check one of the appropriate
   Proxy card at hand.             at hand.                        boxes on the reverse side.
2) Call 1-800-690-6903.         2) Go to WWW.PROXYWEB.COM       3) Sign and date the Proxy card
3) Enter the 14-digit control   3) Enter the 14-digit control      below.
   number below and follow the     number below and follow      4) Return the Proxy card in the
   simple instructions.            the simple instructions.        envelope provided.

     IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY.

                              OAK RIDGE FUNDS, INC.
                                  ON BEHALF OF
                         OAK RIDGE SMALL CAP EQUITY FUND
                         OAK RIDGE LARGE CAP EQUITY FUND

               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 10, 2004

FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OAK RIDGE FUNDS, INC. (the "Company") and relates to proposals with respect to the Oak Ridge Small Cap Equity Fund and Oak Ridge Large Cap Equity Fund, each a series of the Company (each, a "fund"). The undersigned hereby appoints David M. Klaskin and Samuel Wegbreit or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of the shareholders of each fund to be held at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603, on February 10, 2004, at 10:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the special meeting of shareholders and of the accompanying proxy statement and prospectus and revokes any proxy previously given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE OF THIS CARD. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                        PLEASE SIGN, DATE AND RETURN
                                      PROMPTLY IN THE ENCLOSED ENVELOPE


                               Date ______________________________, 2004

                               -------------------------------------------------


                               -------------------------------------------------
                               Signature                       (Sign in the Box)

                               NOTE: Signature(s) should agree with the name(s) printed herein. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                  OAK RIDGE-R-MM

                             YOUR VOTE IS IMPORTANT.
              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

             This proxy will be voted "FOR" Proposals 1 and 2 if no
                          specification is made below.

                                       Please fill in box(es) as shown using
                                       black or blue ink or number 2 penciL. [X]
                                       PLEASE DO NOT USE FINE POINT PENS.

For shareholders of Oak Ridge Small Cap Equity Fund:

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

(1) To approve an Agreement and Plan of Reorganization between Oak Ridge Small Cap Equity Fund (your fund) and Pioneer Oak Ridge Small Cap Growth Fund
    (the "Pioneer Small Cap Fund"). Under this Agreement, as more fully described in the accompanying proxy statement and prospectus, your fund will transfer all of its assets to the Pioneer Small Cap Fund in exchange for Class A and C shares of Pioneer Small Cap Fund, a newly created fund with a substantially similar investment objective and policies as your fund.

    FOR      |_|                       AGAINST  |_|               ABSTAIN  |_|


For shareholders of Oak Ridge Large Cap Equity Fund:

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

(2) To approve an Agreement and Plan of Reorganization between Oak Ridge Large Cap Equity Fund (your fund) and Pioneer Oak Ridge Large Cap Growth Fund (the "Pioneer Large Cap Fund"). Under this Agreement, as more fully described in the accompanying proxy statement and prospectus, your fund will transfer all of its assets to the Pioneer Large Cap Fund in exchange for Class A shares of Pioneer Large Cap Fund, a newly created fund with a substantially similar investment objective and policies as your fund.

    FOR      |_|                       AGAINST  |_|               ABSTAIN  |_|

(3) To vote and otherwise represent the above-signed shareholder(s) whose signature(s) appear(s) on the front of this card on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   WE NEED YOUR VOTE BEFORE FEBRUARY 10, 2004.

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                            THANK YOU FOR YOUR TIME.

                                                               OAK RIDGE-BB-R-MM

                IMPORTANT: PLEASE VOTE YOUR SHARES TODAY



                January 9, 2004

                Dear Shareholder,

YOUR VOTE IS    I am writing to let you know that a meeting will be held
EXTREMELY       February 10, 2004 for shareholders of Oak Ridge Large Cap Equity
IMPORTANT, NO   Fund and Oak Ridge Small Cap Equity Fund. As a shareholder of
MATTER HOW MANY the fund(s), you have the opportunity to voice your opinion on SHARES YOU OWN. an important proposal, which is described below.

                This package contains information about the proposal, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote.

                The proposal has been reviewed and unanimously approved by your fund's Board of Directors, which recommends that you vote FOR the proposal.

                TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN YOUR FUND AND A CORRESPONDING FUND MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC. Under this Agreement, your fund will transfer all of its assets to one of two newly established Pioneer funds - Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund, respectively. The reorganization is intended to be tax free for U.S. federal income tax purposes.

                Your fund(s) will maintain a substantially similar investment objective, investment strategies, policies and restrictions. Your fund's Directors believe the proposed reorganizations are advantageous because they offer:

                o Continuity of investment management through Oak Ridge
                  Investments, LLC, the current manager of both Oak Ridge Funds, which will act as subadviser to the Pioneer funds.

                o Anticipated lower initial operating expenses than your fund's current actual expenses and the potential for lower future expenses than your fund's expenses.

                o Access through exchanges to Pioneer's family of over 20 mutual funds, which will provide you with additional investment options.

                By voting your shares, you not only express how you feel about the matters under consideration, you help eliminate the need for costly subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

THERE ARE THREE TO VOTE BY TELEPHONE, dial the toll-free number indicated on CONVENIENT WAYS your proxy card(s), enter the CONTROL NUMBER. printed on the
TO VOTE YOUR    card and follow the recorded instructions. Please vote all of
SHARES - BY     your accounts.
PHONE, ON THE
INTERNET OR BY  TO VOTE ON THE INTERNET, log on to the web address indicated on
MAIL            your proxy card(s), enter the CONTROL NUMBER. printed on the card and follow the on-screen instructions. Please vote all of your accounts.

                TO VOTE BY MAIL, sign and date the proxy card(s) and return in the enclosed postage-paid reply envelope. Please return all cards received.

                NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S).

                Sincerely,


                /s/ David M. Klaskin
                David M. Klaskin
                Chairman
                Chief Investment Officer

                                                                   14556-00-1203